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                      REGENTS PARK FINANCIAL CENTRE OFFICE LEASE

    This Lease is subject to the terms, covenants and conditions herein set forth, and Tenant (as defined below) covenants as a material part of the consideration for this Lease to keep and perform each and all of those terms, covenants and conditions by Tenant to be kept and performed, and that this Lease is made upon the condition of such performance.

    ARTICLE 1 - FUNDAMENTAL LEASE PROVISIONS

    Each of the Fundamental Lease Provisions set forth below is a summary of the terms contained elsewhere in this Lease which relate to each such Fundamental Lease Provision. If there is any conflict between any Fundamental Lease Provision and any specific clause of the Lease, the more specific clause of the Lease shall control.

    1.1  Date of Lease: For reference purposes only October 25, 1995

    LEASE EXECUTION DATE: The date upon which the last of the signatories executes this Lease.

    1.2 Landlord: Regents Park Financial Centre. Ltd. a CALIFORNIA LIMITED PARTNERSHIP

    1.3  TENANT: SOUTHERN CALIFORNIA BANK A CALIFORNIA CORPORATION

    1.4 BUILDING: General site plan of the Building and/or the Project in which the Premises are located (See Exhibit A).

    1.5  PREMISES: (See EXHIBIT B)

    SUITE NO.: 430

    APPROXIMATE SQUARE FEET OF RENTABLE AND USABLE FLOOR AREA WITHIN PREMISES:
2,100 rentable square feet and 1,860 usable square feet which area has been determined by Landlord's representative by using the standard method for floor measurement of office buildings, as determined by BOMA [Building Owners and Managers Association International], which determination is conclusive and binding upon Tenant.

    TENANT'S PERCENTAGE OF DIRECT EXPENSES: Tenant's percentage of expenses to be paid by the tenants in the Building shall be established by Landlord based upon Tenant's pro rata share of expenses described under Articles 4, 8 and 12 of this Lease, which are shared in common with other tenants in the Building ("Tenant's Percentage Share"). Tenant's Percentage Share shall be a fraction, the numerator of which is the rentable floor area of the Premises, and the denominator of which shall be the rentable floor area of the Building occupied by Tenant and occupied by and/or available for occupancy by other tenants in the Building who share such

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expenses in common with Tenant. The Tenant's Percentage Share is subject to change with changes in the size of the Premises and/or the Building. Tenant's Percentage Share on the Commencement Date is 2.38%. For purposes of computing Tenant's Percentage Share, the "Base Year" will be calendar year 1996. *SEE ADDENDUM

    1.6 TERM: Should the Commencement Date not occur on the first day of a calendar month, the Term shall begin on the first day of the next succeeding calendar month. In t hat event, however, Tenant shall pay Rent for the fractional month on a per diem basis (calculated on the basis of a thirty day month) until the first day of the month when the Term commences. The date which corresponds to the Commencement Date shall be known as the "Anniversary Date" of this Lease, unless the Commencement Date does not occur on the first day of a calendar month in which event the Anniversary Date shall be the date which corresponds to the first day of the next succeeding calendar month following the Commencement Date. Any provisions of this Lease to the contrary notwithstanding, the effective date of this Lease, and the commencement of both parties' rights and obligations hereunder, shall be the date upon which this Lease is executed by Landlord. Following the Commencement Date, Landlord and Tenant shall execute a letter agreement confirming the Commencement Date, the rentable and usable square footage of the Premises, and Tenant's acceptance of the Premises. *SEE ADDENDUM

    The anticipated Commencement Date is November 1, 1995

    1.7 PERMITTED USES: (See Section 5.1) COMMERCIAL AND RETAIL BANKING OFFICES and for no other use or purpose.

    1.8  TENANT'S GUARANTOR: (See EXHIBIT D) (If none, so state) NONE

    1.9  Address for Notices:

    To Landlord:   REGENTS PARK FINANCIAL CENTRE, LTD.
                   C/O ASSET MANAGEMENT GROUP
                   11750 SORRENTO VALLEY ROAD
                   SAN DIEGO, CA 92121

    To Tenant:     SOUTHERN CALIFORNIA BANK
                   4180 LA JOLLA VILLAGE DRIVE, SUITE 125
                   LA JOLLA, CA 92037
                   ATTENTION: BRANCH MANAGER

    1.10  Security Deposit: (See Section 3.3) $4.242.00

    1.11  RENT AND OTHER CHARGES PAYABLE BY TENANT:


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         1.11.1 MINIMUM MONTHLY RENT. Minimum Monthly Rent shall begin on the
Commencement Date.

         1.11.2 INITIAL MINIMUM MONTHLY RENT: (See Article 3) *SEE ADDENDUM

         1.11.3 OTHER CHARGES PAYABLE BY TENANT ("ADDITIONAL RENT"): (i) Increases in Direct Expenses (See Section 4.2); (ii) Taxes on Tenant's property (See Section 4.4); (iii) Building Services and Utilities (See Section 4.5); (iv) Insurance premiums required to be paid by Tenant (See Article 12); and (v) Maintenance, Repair and Alterations (See Article 8).

    1.12 EXHIBITS: The exhibits referenced in the Table of Contents are each attached to this Lease~ and are made a part of this Lease by this reference.

    1.13 BROKERS: The brokers who negotiated this Lease are Rancon Real, representing Landlord, and None representing Tenant.

    1.14 VEHICLE PARKING PRIVILEGES ALLOCATED TO TENANT: seven (7) reserved parking spaces subject to the terms and conditions set forth in Section 19.3 of this Lease.

                                  ARTICLE 2 - LEASE

    2.1 LEASE OF PROPERTY FOR TERM. Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord for the Term. The Term is for the period stated in Section 1.6 above and shall begin on the Commencement Date.

    2.2 DELAY IN COMMENCEMENT. Landlord shall not be liable to Tenant if, for reasons beyond the reasonable control of Landlord, Landlord is delayed in delivery of possession of the Premises to Tenant. Landlord's delay in delivery of the Premises to Tenant shall not affect this Lease or the obligations of Tenant under this Lease, except in the determination of the Commencement Date. *SEE ADDENDUM

    2.3 EARLY OCCUPANCY. Tenant shall have no right to occupy the Premises prior to the Commencement Date without the prior written consent of Landlord. If Tenant occupies the Premises prior to the Commencement Date with the prior written consent of Landlord, Tenant's occupancy of the Premises shall be subject to all of the provisions of this Lease. Early occupancy of the Premises shall not advance the expiration date of this Lease. Unless otherwise provided for in this Lease, Tenant shall pay Minimum Monthly Rent and all other charges specified in this Lease for the early occupancy period.

    2.4 HOLDING OVER. Tenant shall vacate the Premises upon the expiration of the Term or earlier termination of this Lease. If Tenant does not vacate the Premises upon the expiration of the Term or earlier termination of this Lease, and Landlord thereafter accepts Rent from Tenant, Tenant's occupancy of the Premises shall be a "month-to-month" tenancy, subject to all of the terms of this Lease applicable to a month-to-month tenancy, terminable on thirty (30)


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days' written notice given at any time by either party. In no event shall
Landlord's acceptance of Rent after such expiration or earlier termination be construed or result in a renewal of this Lease. During any such month-to-month tenancy, Tenant shall pay all Rent and other charges required by this Lease, except that the Minimum Monthly Rent then in effect under the provisions of
Section 3.1 and 3.2 hereof shall be increased by one hundred percent (100%). If Tenant fails to surrender the Premises upon the expiration of the Term or earlier termination of this Lease, despite demand to do so by Landlord, Tenant shall indemnify, defend and hold Landlord harmless from all of Landlord's damages or liability, including, but not limited to, any claim made by any succeeding tenant founded on or resulting from such failure to surrender, and any attorneys' fees and costs. During such holdover period, all options, if any, granted under this Lease, shall be deemed terminated and be of no further effect. The provisions of this Section 2.4 are in addition to and do not affect Landlord's right of reentry or any rights of Landlord hereunder, or as otherwise provided by law. It is acknowledged by Tenant that this Section 2.4 shall confer upon Tenant no occupancy rights beyond the expiration of the Term or earlier termination of this Lease.

    2.5 FAILURE TO TAKE POSSESSION. Tenant's inability or failure to take possession of the Premises on the Commencement Date shall not delay the Commencement Date or Tenant's obligation to pay Rent. Tenant acknowledges that even if Tenant never takes possession of the Premises, Landlord shall incur significant expenses in reliance upon Tenant's execution of this Lease, including, without limitation, brokerage commissions and fees, legal and other professional fees, the costs of space planning, financing costs, lost income from not seeking other tenants, and the cost of construction of tenant improvements in the Premises. Tenant acknowledges that all of said expenses shall be included in measuring Landlord's damages should Tenant fail to comply with its obligations under this Section 2.5.
*SEE ADDENDUM Section 2.6

    ARTICLE 3 - RENT

    3.1 MINIMUM MONTHLY RENT. The Minimum Monthly Rent shall be payable beginning on the Commencement Date. Tenant shall pay Minimum Monthly Rent to Landlord, at the address set forth in Section 1.9 above, or such other place as Landlord shall designate. Minimum Monthly Rent shall be paid in advance on the first day of each month, without deduction, offset, prior notice or demand, in the sum specified in Section 1.11 of the Fundamental Lease Provisions and shall be subject to upward adjustment as herein stated. Tenant shall pay the first installment of Minimum Monthly Rent to Landlord concurrently with Tenant's execution of this Lease. Rent for any period during the Term hereof which is for less than one month shall be a pro rata portion of the monthly installment determined on the basis of a thirty (30) day month. Rent shall be paid in lawful money of the United States of America.

    3.2  ADJUSTMENT TO MINIMUM MONTHLY RENT. *SEE ADDENDUM


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    3.3  SECURITY DEPOSIT. Landlord hereby acknowledges receipt of the Security
Deposit from Tenant in the amount identified in Section 1.10 to secure the faithful performance of the Tenant of all of the terms, covenants and conditions of this Lease by the Tenant to be kept and performed. Tenant agrees that if the Tenant shall fail to make any payments required under this Lease when due, the Security Deposit may, at the option of the Landlord, be applied to any Rent due and unpaid, and if the Tenant violates any of the other terms, covenants and condition of this Lease, the Security Deposit may be applied to any damages suffered by Landlord as a result of Tenant's default. Under no circumstances shall Tenant have the right to apply the Security Deposit against all or a portion of Tenant's payment obligations under any of the provisions of this Lease.

         3.3.1 Nothing contained in this Section shall in any way diminish or be construed as waiving any of Landlord's other remedies provided in Article 17 hereof, or at law or in equity. Should the entire Security Deposit, or any portion thereof be appropriated and applied by Landlord for the payment of overdue Rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, on the written demand of Landlord, remit to Landlord a sufficient amount in cash to restore the Security Deposit to its original amount, and Tenant's failure to do so within five (5) days after receipt of such demand shall constitute an Event of Default. Should Tenant comply with all of the terms, covenants and conditions of this Lease and promptly pay all of the Rent and other sums payable by Tenant to Landlord when due hereunder, the Security Deposit (or any remaining portion thereof) shall be returned to Tenant at the end of the Term or sooner termination of this Lease. Landlord shall have the right to commingle the Security Deposit with other funds of Landlord. Landlord shall not be required to pay Tenant interest on the Security Deposit.

    ARTICLE 4 - OTHER CHARGES PAYABLE BY TENANT (ADDITIONAL RENT

    4.1 DEFINITIONS. For the purposes of this Section, the following terms are defined as follows:

         4.1.1 BASE YEAR: Shall mean the calendar year specified in Section 1.5 of the Fundamental Lease Provisions.

         4.1.2 COMPARISON YEAR: Shall mean each calendar year following the Base Year.

         4.1.3 DIRECT EXPENSES: All costs of operation and maintenance of the Building, or the Project, determined by (i) the average percent of actual occupancy of the Building for the entire calendar year if such average is greater than ninety percent (90%), or (ii) as if the Building were not less than ninety-five percent (95%) occupied for an entire calendar year if the average percent of actual occupancy of the Building for the entire calendar year is less than ninety percent (90%). Direct Expenses shall include, but not be limited to, the following:


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         4.1.3.1 Real property taxes and assessments (collectively "Real
Property Taxes") upon the improvements to the Building, the Building, the Common Areas serving the Building (as "Common Areas" are defined in Article 19 hereof), and the land upon which they are located, imposed by any governmental authority or agency. "Real Property Taxes" means and shall include without limitation any form of real estate tax, assessment, special assessment, license fee, license tax, special tax, business license fee, commercial rental tax, levy, charge, penalty (not resulting from failure of the Landlord to pay any Real Property
Tax), tax or similar imposition, now or hereafter imposed, or imposed in substitution or addition, partial or total, to or regarding any such tax, assessment, special assessment license fee, license tax, special tax, business license fee, commercial rental tax, levy, charge or penalty previously included or not included within the definition of Real Property Taxes, by any authority having the power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement assessment or special district thereof, as against the Premises, the Building or the Common Areas or any portion thereof or against any legal or equitable interest of Landlord in the Premises, the Building or the Common Areas and any reasonable costs incurred by Landlord in any proceeding for abatement or reduction thereof, such as attorneys' and consultants' fees. Real Property Taxes shall also include any increase in Real Property Taxes due to a "change in ownership" (as that phrase is defined from time-to-time in the California Revenue and Taxation Code or any successor statute) of the Premises. Notwithstanding any provision of this Section 4.1.3.1, express or implied to the contrary, "Real Property Taxes" shall NOT include Landlord's federal or state income, franchise, inheritance or estate taxes.

         4.1.3.2 All expenses incurred in connection with the operation, repair, cleaning, maintenance and insuring of the Building and the Common Areas (collectively "Building Costs"). Building Costs include, without limitation, all sums expended in connection with the Building and Common Areas for: general maintenance and repairs; resurfacing; painting; restriping; cleaning; trash removal (including trash deposited in common receptacles by the individual tenants); sweeping and janitorial services; lighting and operation and maintenance of air conditioning and heating equipment and other utility expenses; maintenance, repair, cleaning and replacement of public toilets, music program equipment and loudspeakers, sidewalks, curbs and Building signs, sprinkler systems, planting and landscaping, floors, ceilings, skylights, windows, directional signs, markers and bumpers, any fire protection systems (including fire sprinklers), lighting systems and fixtures (including replacement of tubes and bulbs), storm drainage systems and other utility systems, all mechanical equipment, automatic door openers, escalators, elevators, roofs, exterior walls, air conditioning and heating equipment and security alarm systems; personnel to implement the foregoing services, including, if Landlord deems necessary, the cost of security guards; all on-site costs and personnel expenses of Landlord incurred in connection with the maintenance of the Building and the Common Areas; all personal property taxes assessed against any personalty (not belonging to any tenant of the Building) in use in the Building or the Common Areas; any governmental imposition or surcharge imposed upon Landlord or assessed against any portion of the Building or the Common Areas; depreciation on maintenance and operating machinery and equipment (if owned) and rental paid for such machinery and equipment (if rented); premiums for all insurance carried by Landlord pursuant to this Lease, including without limitation, adequate comprehensive public liability and property damage insurance covering Landlord's ownership and operation of the Building and the Common Areas, fire and extended



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coverage insurance on the Building and the Common Areas (which may include earthquake and flood damage endorsements), vandalism and plate glass insurance covering the Building and the Common Areas and rent loss insurance; and the costs of all capital improvements and replacements to the Building or the Common Areas, its contents or any portion thereof which are made to (i) comply with any present or future law, ordinance, rule or regulation including without limitation the Americans With Disabilities Act of 1990 and similar laws, ordinances, rules or regulations; or (ii) improve or add Building life-safety or security systems; or (iii) reduce other Building Costs, such costs to be amortized over the applicable recovery period for federal tax purposes or the estimated useful life as determined by Landlord and utilized by Landlord in its financial and tax reporting, and to include a return on capital at such rate as Landlord pays on funds borrowed for the purpose of constructing such improvements or replacements. In addition, Building Costs shall include a sum to be payable to Landlord for supervision of the Building and the Common Areas and for accounting, bookkeeping and collection of the Building Costs, in an amount equal to fifteen percent (15%) of the total of all of the foregoing Building Costs incurred in each calendar year. Landlord may have any or all services performed in connection with such Building and Common Area maintenance provided by an independent contractor(s). If Landlord acquires, constructs or makes available for Common Area purposes land or improvements not shown as pant of Exhibit A, then Building Costs shall also include all of the expenses itemized above incurred and paid in connection with such additional land or improvements.

         4.1.3.3 Direct Expenses shall NOT include (i) mortgage and debt service on any debt instrument which encumbers the Building; (ii) ground lease payments; (iii) Landlord's general overhead and general administrative expenses not related to management or operation of the Building; (iv) depreciation (except as described above); (v) any and all costs of selling, exchanging or refinancing the Building including any escrow charges, transfer taxes, loan fees and points; (vi) extraordinary real estate taxes or insurance premiums related to the tenant improvements of other tenants in the Building which are in excess of building standard as may be defined by Landlord from time to time; (vii) costs incurred by Landlord for the repair of damage to the Building or the Common Areas to the extent Landlord is reimbursed by insurance proceeds from policies paid for in total or in part by Tenant; (viii) capital expenditures required by Landlord's failure to comply with laws enacted on or before the date of issuance of a certificate of occupancy or an equivalent governmental permit for the initial occupancy of the Building; (ix) costs incurred with respect to the installation of tenant improvements made for tenants in the Building or incurred in renovating or otherwise decorating, painting or redecorating vacant space for tenants of the Building; (x) leasing commissions, attorneys' fees, and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building, (xi) costs incurred by Landlord to enforce the provisions of any lease of space in the Building due to the violation by any tenant of the Building of the terms and conditions of any lease; (xii) cost of services paid to Landlord or to subsidiaries or affiliates of Landlord for services in the Building to the extent the same exceeds the cost of such services rendered by unaffiliated qualified third parties on a comparable competitive basis; (xiii) any compensation (including wages and fringe benefits) paid to clerks, attendants or other persons in commercial concessions operated by Landlord in the Building lobby; (xiv) all items and services for which Tenant or any other tenant of the Building reimburses Landlord (other than the pass-through of Building Costs) and which Landlord


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provides selectively to one or more tenants (other than Tenant) without reimbursement; (xv) the cost of purchase and installation of signs in or on the Building which identify the owner of the Building or any tenant of the Building;
(xvi) tax penalties incurred as a result of Landlord's negligence or inability or unwillingness to make payments when due; (xvii) electrical power costs for which Tenant or any other tenant directly contracts with the public utility. *See Addendum

    4.2 INCREASES IN DIRECT EXPENSES/ADDITIONAL RENT. If the Direct Expenses paid or incurred by the Landlord for the Comparison Year are in excess of the Direct Expenses paid or incurred for the Base Year, then Tenant shall pay Tenant's Percentage Share of the increase as Additional Rent. Notwithstanding the preceding sentence, Tenant shall not be required to pay any Direct Expenses in excess of Direct Expenses paid or incurred for the Base Year, until after the first Anniversary Date of this Lease. Landlord shall endeavor to give to Tenant, on or before the first day of March of each year following the respective Comparison Year, a statement of the increase in Direct Expenses payable by Tenant hereunder, but failure by Landlord to give such statement by March 1 shall not constitute a waiver by Landlord of its right to require payment of the increase in Direct Expense. Upon receipt of the statement for the first Comparison Year, Tenant shall pay in full the total amount of increase due for the first Comparison Year. In addition for the then current year, the amount which Landlord estimates, at Landlord's sole determination, for the increase in Direct Expenses between the Base Year and the said current year, shall be divided into twelve (12) equal monthly installments, and Tenant shall pay to Landlord, concurrently with the Minimum Monthly Rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable concurrently with the Minimum Monthly Rent payments for the balance of that calendar year. If the next or any succeeding Comparison Year results in a greater increase in Direct Expenses than that previously estimated by the Landlord, then, not later than twenty (20) days following receipt of a statement from Landlord, Tenant shall pay a lump sum equal to such total increase in Direct Expenses over the Comparison Year, less the total of the monthly installments of estimated increases paid in the previous year for which comparison is then being made; and the estimated monthly installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect Landlord's estimate of such increase in Direct Expenses for that current year. If, in any Comparison Year, the Tenant's share of Direct Expenses is less than the preceding year, then upon receipt of Landlord's statement, any overpayment made by Tenant on the monthly installment basis provided above shall be credited towards the next installment of Minimum Monthly Rent falling due.

         4.2.1 Not more frequently than once per calendar year, within days after receipt of Landlord's statement comparing Tenant's payment of Direct Expenses during that calendar year against Tenant's Percentage Share of such expenses, Tenant may request in writing to audit Landlord's books and records pertaining to such expenses. Tenant shall have no right to request to audit Landlord's books and records pertaining to such expenses, except during such period. If no such written request is made within the period, Tenant stipulates and agrees that said figures are for all purposes correct and accurate, and the amount of the billing is proper. In the event Tenant requests copies of any portion


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of Landlord's books and records pertaining to such expenses, such copies shall be provided by Landlord to Tenant at Tenant's expense. *SEE ADDENDUM

    4.3 FINAL DETERMINATION OF TENANT'S SHARE OF DIRECT EXPENSES. Even though the Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Percentage Share for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated Direct Expenses paid, and conversely, any overpayment made by Tenant in the event Direct Expenses decrease shall be rebated by Landlord to Tenant.

    4.4 TAXES ON TENANT'S PROPERTY. Tenant shall pay, before delinquency, all taxes, assessments, license fees and public charges levied, assessed or imposed upon or measured by the value of its business operation, including but not limited to the furniture, trade and other fixtures, equipment and other property of Tenant any time situated on or installed in the Premises by Tenant. If at any time during the Term any of the foregoing are assessed as a part of the real property of which the Premises are a part, Tenant shall pay to Landlord upon demand the amount of such additional taxes as may be levied against said real property by reason thereof. For the purpose of determining said amount, figures supplied by the County Assessor as to the amount so assessed shall be conclusive.

    4.5 BUILDING SERVICES AND UTILITIES. Landlord shall also furnish to the Premises (i) sewer and domestic water service and (ii) facilities for the delivery and distribution within the Premises of electricity and telephone (the foregoing utility facilities and the HVAC Service are hereinafter collectively referred to as "Utilities"). Tenant shall pay for all Utilities used by Tenant within the Premises. If a separate meter is required by Tenant for any Utilities, such meter shall be installed and maintained at Tenant's expense. *See Addendum

         4.5.1 If Tenant's electrical consumption is separately metered, Tenant shall pay for such costs directly to the public utility company or to Landlord as Landlord directs (and if such payment is made to Landlord, Landlord shall be responsible for payment to the public utility). If Tenant's electrical consumption is NOT separately metered, Tenant shall pay Tenant's Percentage Share of the electrical consumption of the Building as a part of Direct Expenses; provided however, if Tenant's electrical consumption was not initially separately metered and if a separate meter is subsequently installed to monitor Tenant's electrical consumption, Landlord shall make an appropriate adjustment to Minimum Monthly Rent and Direct Expenses to account for the fact that Tenant is directly paying such separately metered charges to the public utility (or to Landlord as the case may be) and not as a part of Tenant's Minimum Monthly Rent or Tenant's Percentage Share of Direct Expenses. If Tenant's electrical consumption is NOT separately metered and is in excess of the quantity provided by Landlord or extends beyond Business Hours, Landlord may install a separate switch, meter or metering system to be installed at Tenant's expense to measure the amount of electrical consumption by Tenant and charge Tenant for such excess consumption at the rates charged by the local public utility providing the same plus any additional expense incurred in keeping account of the electricity so consumed.

         4.5.2 Landlord shall provide customary and routine cleaning and janitorial service for the Premises not less than five (5) days per week, during non Business Hours; provided however, if Tenant is a health care provider, Tenant shall, at Tenant's sole cost and expense, (i) make


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arrangements for such cleaning and janitorial services for the Premises with a contractor which shall be subject to the reasonable prior approval of Landlord and (ii) satisfy all laws and regulations governing the disposal of medical waste and to arrange for the proper disposal of such waste. The disposal of medical waste is not part of the ordinary services provided by Landlord, and Landlord is not required to provide such services pursuant to this Lease. Tenant agrees to indemnify, def end and hold Landlord harmless from and against any and all claims, costs, loss or liability arising out of or in any connected to Tenant's disposal of such waste.

         4.5.3 Tenant shall not install or use machinery or equipment that use excess water, lighting or power, nor shall Tenant permit any act that causes extra burden upon the Utilities, or Building services. Tenant agrees to pay to Landlord within ten (10) working days after Tenant's receipt of an invoice from Landlord, all reasonable charges imposed by Landlord from time to time for all such excess Utilities and/or additional services consumed by Tenant or used in the Premises.

         4.5.4 Landlord reserves the right to interrupt, curtail, stop or suspend Utilities when necessary, in Landlord's reasonable discretion by reason of accident or emergency, or for repairs, alterations, replacements or improvements or because of difficulty or inability in securing supplies or labor, or because of strikes, or for any other cause beyond the reasonable control of Landlord, whether such cause be similar or dissimilar lo those hereinabove specifically mentioned, until such cause has been removed. Except as specifically provided in Section 4.7 below, there shall be no diminution or abatement of Rent or other charges due under this Lease as a result of said interruption, curtailment or suspension of Utilities and/or other Building services, nor shall this Lease be affected or any of the Tenant's obligations hereunder be reduced. Landlord shall have no responsibility or liability for any such interruption, curtailment, stoppage or suspension of services or systems as provided for in this Section 4.5, except that Landlord shall exercise reasonable diligence to eliminate the cause of same.

         4.5.5 Landlord reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of the Landlord or Tenant, or any other tenants of the Building including, but not by way of limitation, such Utilities as plumbing, electrical systems, HVAC systems, communication systems and fire protection and detection systems, including entry into the Premises for such purposes, so long as such installations do not unreasonably interfere with Tenant's use of the Premises.

    4.6 ADDITIONAL RENT. All charges payable by Tenant other than Minimum Monthly Rent are called "Additional Rents. Unless this Lease provides otherwise, all Additional Rent shall be paid with the next monthly installment of Minimum Monthly Rent. The term "Rent" shall mean Minimum Monthly Rent and Additional Rent. Tenant's failure to pay any Additional Rent due hereunder shall constitute an Event of Default under this Lease.

    4.7 ABATEMENT OF RENT WHEN TENANT IS PREVENTED FROM USING PREMISES. Notwithstanding any provision in this Lease to the contrary, in the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, for ten (10) consecutive business days (the "Eligibility Period") as a result of any damage or destruction to the Premises or any repair, maintenance or alteration performed by Landlord at any time after Tenant commences business from any portion of the Premises, which interferes with Tenant's use of the Premises, or any failure to provide utilities, services or access to the Premises or because of an eminent domain proceeding, then Tenant's Rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises. However, in the event that Tenant is prevented from conducting, and does not conduct, its business in any portion of the Premises for a period of time in excess; of the Eligibility Period, and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the Rent for the entire Premises shall be abated; provided, however, if Tenant reoccupies and conducts its business from any portion of the Premises during such period, the Rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date such business operations commence. If Tenant s right to abatement occurs because of damage or destruction to the Premises or Tenant's property, Tenant's abatement period shall continue until Tenant has been given sufficient time, and sufficient access to the Premises. to rebuild the portion of the Premises it is required to rebuild, to install its property, furniture, fixtures, and equipment and to move in over one (1) weekend. To the extent Tenant is entitled to abatement because of an event covered by Article 10 (Damage or Destruction) or
Article 11 (Eminent Domain) of this Lease, then the Eligibility Period shall not be applicable.

    ARTICLE S - USE OF PREMISES

    5.1 USE. Tenant acknowledges that Tenant's use of the Premises shall be subject to any matters or documents of record, including the effect of any covenants, conditions, restrictions, easements, mortgages or deeds of trust, ground leases, rights-of-way, or any construction, operation and reciprocal easement agreement, ,and the effect of any zoning laws of the city, county and state where the Building is located. Tenant shall use the Premises only for the Permitted Uses identified in Section 1.7 above and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. In determining whether to grant consent to Tenant for any proposed use other than the Permitted Use, Landlord may consider factors including, but not limited to, tenant mi~c, Building image, need for alteration of the Premises and/or the Building, the impact upon the Common Areas of the Building or the parking facilities, the impact upon Utilities and services, effect on fire or other insurance covering the Building, avoidance of nuisance to other tenants, and violation of Landlord's third-party agreements, including loan documents and non-competition covenants with other tenants. Tenant shall not use or permit anything to be done in or about the Premises, nor bring or keep anything therein which will in any way increase the existing rate of or affect any fire or other insurance upon the Building or any of its contents, or cause cancellation of any insurance policy covering the Building or any part thereof or any of its contents. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Buildings or injure or annoy them or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises, and Tenant shall conduct itself and cause its employees, agents and invites to conduct themselves, with full regard to the rights, convenience and welfare of all other tenants in the Building. Tenant, its agents and employees, shall at all times comply with the rules and regulations set forth in Exhibit E.

    5.2 COMPLIANCE WITH LAW. Tenant shall not use the Premises or permit its employees, agents c r invites to do anything in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted, relating to, or affecting the condition, use or occupancy of the Premises, excluding structural changes nor related to or affected by Tenant's use and occupancy of the Premises and/or Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

    5.3 HAZARDOUS SUBSTANCES. Tenant shall not (either with or without negligence) cause or permit the escape, disposal, or release of any biologically or chemically active or other hazardous substances or materials (collectively "Hazardous Substances). Tenant shall not allow the storage or use of such Hazardous Substances in any manner not sanctioned by law or by the highest standards prevailing in the industry for the storage an i use of such Hazardous Substances, nor allow any Hazardous Substances to be brought into the Project and such Hazardous Substances, except to use in the ordinary course of Tenant's business, and then only after written notice is given to Landlord of the identity of such Hazardous Substances. Without limitation, "Hazardous Substances" shall include those substances and materials described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq., and applicable state or local laws and the regulations adopted under these acts. If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of Hazardous Substances, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as Additional Rent. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of Hazardous Substances on the Premises. In all events, Tenant shall indemnify Landlord in the manner elsewhere provided in this Lease from any release of Hazardous Substances on the Premises or Project, if caused by Tenant or persons acting under Tenant, and Tenant shall be fully and completely liable to Landlord for my and all cleanup costs and any and all other charges, fees or penalties relating to the use, disposal, transportation, generation or sale of hazardous substances on the Premises or Project which were brought onto the Premises or Project by Tenant, or Tenant's agents, employees, invites, contractors or subcontractors. The obligations of Tenant pursuant to this
Section 5.3 shall survive the expiration or earlier termination of this Lease. Notwithstanding the foregoing, Tenant shall be permitted to use and store within the Premises, reasonable quantities of those substances and materials which are typically found in general office use (i.e. copy toner and cleaning fluids) despite the fact that such substances and materials may be classified as Hazardous Substances. *SEE ADDENDUM

    ARTICLE 6 - ACCEPTANCE OF PREMISES

    Tenant acknowledges that its acceptance of possession of the Premises constitutes a conclusive admission that Tenant has inspected the Premises and has found them to be in good condition and repair and in all respects in accordance with the obligations of Landlord under this Lease. Tenant's acceptance of possession shall also constitute its acknowledgment of and agreement to be bound by all recorded matters, laws, ordinances and governmental regulations and orders in effect at the time of such possession. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the Premises or the suitability of the Premises for Tenant's intended use.

    ARTICLE 7 - INDEMNIFICATION

    7.1 TENANT'S INDEMNITY. Tenant shall defend, indemnify and hold Landlord harmless against and from any and all liabilities and claims arising from Tenant's use of the Premises for the conduct of its business or from any activity, work or other thing done, permitted or suffered by the Tenant, its agents or employees, in or about the Building or the Common Areas and shall further indemnify and hold harmless Landlord against and from any and all liabilities and claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or any officer, agent, employee, guest or invitee of Tenant, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, if any cast, action, claim or proceeding be brought or asserted against Landlord by reason of any such claim, Tenant, upon no ice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause other than the negligence of Landlord, or its designated agents, servants or employees, unless covered by insurance which Tenant is required to provide, and Tenant hereby waives all claims in respect thereof against Landlord. Tenant's obligation to indemnify Landlord shall include reasonable attorneys' fees and investigation costs, and all other reasonable costs, expenses and liabilities from the first notice that any claim or demand is to be made or may be made.

    7.2 LANDLORD'S INDEMNITY. Notwithstanding the provisions of Section 7.1 above, Tenant shall not be required to indemnify, defend, and hold Landlord harmless from any such loss, cost, liability, damage and expense resulting from the negligent acts or omissions or the willful misconduct of Landlord or those of its agents, contractors, servants, employees or licensees, in connection with Landlord's activities on the Premises or the Building or the Project, and Landlord hereby agrees to indemnify, defend, and hold Tenant harmless from any such loss, costs, liability, damage and expense arising directly out of such negligent acts or omissions or such willful misconduct. Further, Tenant's agreement to indemnify and hold Landlord harmless pursuant to Section 7.1 and the exclusion from Tenant's indemnity and the agreement by Landlord to indemnify and hold Tenant harmless pursuant to this Section 7.2 are not intended to and shall not relieve any insurance carrier of its obligations under polices required to be carried by Landlord or Tenant, respectively, pursuant to the provisions of this Lease to the extent that such policies cover the results of such negligence or omissions or such willful misconduct. If either party breaches this Lease by its failure to carry required insurance, such failure shall automatically be deemed to be the covenant and agreement by Landlord or Tenant, respectively, to self-insure such required coverage, with full waiver of subrogation.

    7.3 DAMAGE TO TENANT'S PROPERTY. Landlord, its employees and its agents, shall not be liable for any damage to property entrusted by Tenant to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Premises or the Building, or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, or by the entry of Landlord or its agents or employees into the Premises as permitted under this Lease, unless, and to the extent, caused by or due to the negligence of Landlord, or its agents, servants or employees, unless and to the e~tent such damage is covered by insurance required to be carried by Tenant pursuant to this Lease. Landlord, or its agent, shall not be liable for interference with or loss of business by Tenant. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building, or of defects therein, or in the fixtures or equipment. Neither party shall be liable to the other for any unauthorized or criminal entry of third parties into the Premises, Building, or Common Areas, or for any damage to person or property, or loss of property, in and about the Premises, Building, or Common Areas, and the approaches, entrances, streets, sidewalks or corridors thereto, by or from any unauthorized or criminal acts of third parties, regardless of any breakdown, malfunction or insufficiency of any security measures, practices or equipment provided by Landlord or Tenant. Tenant shall immediately notify Landlord in writing of any breakdown or malfunction of any security measures, practices or equipment provided by Landlord which are known to Tenant. *See Addendum

    ARTICLE 8 - MAINTENANCE. REPAIRS AND ALTERATIONS

    8.1 LANDLORD'S OBLIGATIONS. Subject to Tenant's obligations under Section 8.2, Landlord shall repair and maintain in good and tenantable condition the Common Areas, the roof, exterior walls, structural part~ of the Premises (including the structural floor), utility meters, pipes and conduits outside the Premises used to Furnish utilities to the Premises on a nonexclusive basis (except for repairs assumed by the appropriate public utility company), and those portions of any variable air volume or central HVAC system serving the Building which is located outside the Premises. In addition, Landlord shall keep the foundations, exterior walls and exterior roof of the Building in good order, condition and repair. Landlord's costs of meeting its obligations under this
Section 8.1 shall be chargeable to Tenant as a part of Building Costs. Tenant shall not have the right to make repairs at Landlord's expense or to terminate this Lease due to Landlord's failure to keep the Common Areas, or the Building in good order, condition and repair. Tenant agrees that the under no circumstances will Tenant use the roof areas for any purpose. Except as specifically provided in Section 4.7 above, there shall be no abatement of Rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building, Common Areas or the Premises or in or to fixtures, appurtenances and equipment therein. If any part of the Premises, Common Areas or the Building is damaged by any act or omission of Tenant, its customers, invitees or employees, Tenant shall pay Landlord the cost of repairing or replacing such damaged property, whether or not Landlord would otherwise be obligated to pay the cost of maintaining or repairing such property, except and to the extent the cost of such repairs or replacements are covered by insurance carried by Landlord and paid for by Tenant as part of Building Costs. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation that Landlord shall undertake any modification, alteration or improvement to the Premises, except as may be specifically provided for in this Lease. *SEE ADDENDUM

    8.2  TENANT'S OBLIGATIONS.

    Subject to Landlord's maintenance obligations pursuant to Section 8.1, Tenant shall keep the Premises in an attractive, first-class and fully operative condition. Landlord shall not be obligated to make repairs, replacements or improvements of any kind upon or in the Premises, or upon or to any equipment, Utility Installation (as defined in Section 8.4), fixtures or furnishings therein contained during the Term. Tenant, at Tenant's sole expense, shall keep and maintain the Premises and every part thereof, and any and all appurtenances thereto wherever located, in first-class condition and in good order and repair, in accordance with all applicable laws, ordinances and regulations of any governmental authority having jurisdiction, including replacement of parts and equipment, if necessary, including, but without limitation, all utility facilities, including plumbing, heating, electrical ventilation, heating and air conditioning systems (except Landlord shall maintain the HVAC System serving the Premises, with the cost of such maintenance chargeable to the tenants of the Building), sprinkler systems, walls, floors and ceilings, and all other repairs, replacements, renewals and restorations, ordinary and extraordinary, foreseen and unforeseen, and all other work or leasehold improvements, subject to reasonable wear and tear. In addition, Tenant, at its sole cost and expense, shall install and maintain fire extinguishers and other fire protection devices as may be required from time to time by any agency having jurisdiction thereof and/or by the insurance underwriters insuring the Building or Project in which the Premises are located. In no event shall Tenant make or cause to be made any penetration into or through the roof or floor of the Premises without the prior written approval of Landlord. Tenant shall be directly responsible for any and all damages resulting from any violation of the provisions of this Section 8.2. Any contractors retained by Tenant for the purpose of complying with Tenant's obligations under this Section 8.2 shall have received the prior written approval of Landlord.

         8.2.1 If Tenant refuses or neglects to commence repairs within ten
(10) days after Landlord's written demand, or adequately to complete such repairs within a reasonable time thereafter, Landlord may make the repairs without liability to Tenant for any loss or damage that may occur to Tenant's personal property or business by reason thereof, and if Landlord makes such repairs, Tenant shall pay to Landlord on demand, as Additional Rent, the cost thereof, with interest at the Interest Rate (as defined in Article 29) from the date of payment by Landlord until repaid by Tenant.

         8.2.2 Without any liability for failure to do so, Tenant shall promptly notify Landlord in writing if Tenant observes that any part of the Premises, or of the Building, including the fixtures and facilities, is or appears to be defective, damaged or in a state of disrepair, regardless of the nature of the cause or of the identity of he party responsible for the repair thereof.

    8.3 CONDITION UPON TERMINATION. Upon termination of this Lease, Tenant shall remove all of Tenant's personal property, trade fixtures and equipment from the Premises and shall surrender the Premises to Landlord, broom clean and in the same condition as received except for ordinary wear and tear which Tenant was not otherwise obligated to remedy under any provision of this Lease. Landlord may require Tenant to remove any alterations, additions or improvements other than the initial Tenant Improvements to be constructed by Landlord pursuant to the Tenant Improvement Agreement attached hereto as EXHIBIT C (whether or not made with Landlord's consent) by no later than the termination of the Lease and to restore the Premises to the condition specified by Landlord including, without limitation, sign removal and repair and all patching and plastering required by Landlord, all at Tenant's e~pense. All alterations, additions and improvements which Landlord has not required Tenant to remove shall become Landlord's property and shall be surrendered to Landlord upon the termination of the Lease. Tenant shall repair, at Tenant's expense, any damage to the Premises caused by the removal of such improvements and trade fixtures. In no event, however, shall Tenant remove any of the following without Landlord's prior written consent: any power wiring or power panels; wall coverings; drapes, blinds or other window coverings; carpets or other floor coverings; heaters, air conditioners or any heating or air conditioning equipment; fencing or security gates, or other similar Building operating equipment and decorations.

    8.4 ALTERATIONS, ADDITIONS AND IMPROVEMENTS. Tenant shall not make any alterations, additions, improvements, structural changes or Utility Installations in or to the Premises (collectively "Alterations") without Landlord's prior written consent. Tenant shall submit to Landlord, at the time of seeking such prior written consent, detailed copies of all plans and specifications for all Alterations to the Premises. As used in this Section 8, the term "Utility Installation" shall mean power panels, electrical distribution systems, security systems, lighting fixtures, air conditioning, plumbing and telephone and telecommunication wiring and equipment. No Alterations shall be undertaken without first providing Landlord with a copy of the signed permit(s) issued by the appropriate governmental agency or agencies, if a permit(s) is required. All Alterations made by Tenant, except light fixtures, cases, counters and other removable trade fixtures shall, upon installation, be deemed to have become part of the freehold and the property of Landlord. Landlord may require Tenant to provide demolition and/or lien and completion bonds in form and amount satisfactory to Landlord. Tenant shall promptly remove any Alterations constructed in violation of this Section 8.4 upon Landlord's written request. All Alterations shall be accomplished in a good and workmanlike manner, in conformity with all applicable laws and regulations, and diligently completed by a licensed contractor approved by Landlord. Upon completion of any Alterations, Tenant shall provide Landlord with copies of all construction contracts, and proof of payment (including unconditional lien waivers) for all labor and materials. Tenant shall reimburse Landlord for all costs incurred by Landlord (including architects' and/or engineers' fees) in approving Tenant's plans for Alterations.

         8.4.1 In connection with the construction of any Alterations by Tenant, Tenant shall provide its own trash containers for construction debris and use service entrances to the Premises, if any. In addition, Tenant shall conduct such construction activities during such hours and in such a manner as to not interfere with the quiet enjoyment or business operations of other tenants in the Building. Tenant shall not conduct any core drilling during business hours.

         8.4.2 Tenant shall pay when due all claims for labor and material furnished to the Premises. Tenant shall give Landlord at least ten (10) days' prior written notice of the commencement of any Alterations on the Premises. Before commencing any Alterations, Tenant shall permit Landlord to post and maintain notices of non-responsibility and other notices that are provided for under the Mechanics' Lien Law of California and other applicable laws. Tenant shall keep the Premises free and clear of all mechanics' liens resulting from Alterations done by or for Tenant. Tenant shall have the right to contest the correctness or the validity of any such lien immediately on demand by Landlord, Tenant procures and records a lien release bond issued by a corporation authorized to issue surety bonds in California in an amount equal to one and one-half (1-1/2) times the amount of the claim of lien. The bond shall meet the requirements of Civil Code Section 3143 and shall provide for the payment of any sum that the claimant may recover on the claim (together with costs of suit, if it recovers in the action). Furthermore, at all times when Tenant or its agents, contractors or employees are performing Alterations, Tenant or Tenant's contractor shall maintain public liability and property damage insurance on such activities with a single combined limit of One Million Dollars ($1,000,000), naming the Landlord as an additional insured. Furthermore, Tenant or Tenant's contractor shall procure workmen's compensation insurance to cover the activities of all persons engaged in such Alterations.

    Tenant shall pay all taxes and license fees imposed by reason of any Alterations made by Tenant to the Premises, or imposed upon any personal property of Tenant located within the Premises. Tenant agrees that its interior decorating, including color scheme, shall be subject to the prior approval of Landlord and Landlord's architect which approval shall not be unreasonably withheld. Tenant shall make no changes to any entry locks or locks installed on any other doors located in the Premises without first obtaining Landlord's prior written approval. It is acknowledged by Tenant that a master key system has been employed by Landlord, and that any such lock change could hinder access to the Premises for such purposes as security and fire fighting. In the event that during the Term hereof any Alteration is mandated by law, regulation, rule or the requirement of any insurance company (as a condition to the issuance or continuation of insurance coverage) to be made to the Premises, or any portion thereof, because of Tenant's use of the Premises, then, and in that event, such Alteration shall be made and paid for by Tenant.

    8.5 INSTALLATION OF FIXTURES. Landlord may, but shall not be obligated to, grant Tenant written permission to enter upon the Premises prior to the Commencement Date for the purpose of installing trade fixtures and furnishings upon the furnishing to Landlord of written evidence satisfactory to

Landlord that Tenant has obtained and put into effect the insurance coverage described in Article 12. Landlord shall not be liable to Tenant for damage to or loss of such fixtures, equipment or furnishings, Tenant accepting the full risk for such damage or loss if any. Tenant shall pay for all utilities consumed by Tenant or its contractors in preparing the Premises for opening of Tenant's business.

    8.6 LANDLORD'S RIGHT TO REMODEL BUILDING. Landlord shall have the right, at any time, to remodel, expand, change or refurbish all or any part of the Building, Common Areas or the surrounding property, including the right (but not the obligation) to enclose or otherwise cover all or part of the Common Areas, to landscape or re-landscape portions of the Building or Common Areas, to reconstruct, remodel or refurbish any portion of the exterior of the Building, and/or to change, modify or alter parking, access or other traffic matters. In connection with the exercise of Landlord's rights as set forth in this Section 8.6, Landlord, its agents and employees, shall have the right of reasonable entry and to conduct work within the Premises. Tenant hereby releases Landlord for any and all liability arising from (i) any interference or diminution in access to the Premises; (ii) noise or dust resulting from Landlord's work; and
(iii) reduction or limitation of available parking spaces for Tenant's employees and invitees, so long as such activity does not unreasonably interfere with the operation of Tenant's business. This Lease is not intended to nor shall it confer upon Tenant any view corridors. The obstruction of Tenant's view, air or light by any structure erected in the vicinity of the Building, whether by Landlord or third parties, shall not in any way affect this Lease or impose any liability upon Landlord, nor shall Landlord be liable for interference with any other incorporeal hereditament.

    ARTICLE 9 - PERFORMANCE BY TENANT
    All covenants and agreements to be performed by Tenant under any of the terms of this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any abatement of Rent except as specifically provided in
Section 4.7 above. If Tenant shall fail to pay any sum of money owed to any party other than Landlord, or perform any act for any party other than Landlord, for which Tenant is liable hereunder, and such failure or violation shall continue for fifteen (15) days after written notice thereof by Landlord, and a reasonable additional period of time thereafter to perform any such act if such additional time is required, Landlord may, without waiving or releasing Tenant from its obligations, make any such payment or perform any such other act to be made or performed by Tenant. All sums so paid by Landlord and all necessary incidental costs, together with interest hereon at the Interest Rate from the date of such payment by Landlord, shall be payable to Landlord on demand, and shall be deemed Additional Rent.

    ARTICLE 10 - DAMAGE OR DESTRUCTION OF LEASEHOLD

    10.1 DESTRUCTION COVERED BY INSURANCE. In the event the Premises or the Building are damaged by fire or other perils which are fully covered by fire and extended coverage insurance, Landlord agrees to forthwith repair the same, and this Lease shall remain in full force and effect. Landlord may elect, by written notice to Tenant within sixty (60) days after such casualty, to terminate this Lease in lieu of restoring the Premises if either (i) the Building or Premises are damaged or destroyed to the extent of more than twenty-five percent (25%) of their replacement cost, or (ii) the damage is such that the Building or the Premises cannot be repaired and restored within one hundred eighty (180) days after the casualty.

    10.2 DESTRUCTION NOT COVERED BY INSURANCE. In the event the Premises or the Building are damaged as a result of any cause other than the perils covered by fire and e~tended coverage insurance, Landlord shall have the option to: (i) repair or restore such damage, this Lease continuing in full force and effect; or (ii) give notice to Tenant at any time within sixty (60) days after such damage, terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) days and no more than sixty (60) days after the giving of such notice. In the event Landlord gives notice of its election to terminate this Lease, as is provided for n this Section 10.2, the Lease shall terminate, and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent shall be paid up to date of termination.

    10.3 REPAIR COSTS EXCEEDING INSURANCE COVERAGE. If the cost of the restoration of the Premises or the Building exceeds the amount of proceeds received from insurance, Landlord may elect to terminate this Lease by giving notice to Tenant within thirty (30) days after determining that the restoration cost will exceed the insurance proceeds. If Landlord elects to terminate this Lease and Tenant does not elect to contribute toward the cost of restoration as provided in this Section 10.3, this Lease shall terminate, and all interest of the Tenant in the Premises shall terminate on the date so specified in such notice and the Rent shall be paid up to date of termination. If the destruction was caused by an act or omission of Tenant, or its agents or employees, Tenant shall immediately pay Landlord, upon Landlord's demand, the difference between the actual cost of restoration and any insurance proceeds received by Landlord.

    10.4 REPAIRS THAT CANNOT BE COMPLETED WITHIN ONE HUNDRED EIGHTY DAYS. Within sixty (60) days after the date of Tenant's notice to Landlord of such damage or destruction ("Damage Notice Date"), Landlord shall give Tenant notice of Landlord's good faith determination of whether or not the damage or destruction can be repaired under applicable laws, within one hundred eighty
(180) days after the Damage Notice Date. In the event Landlord determines that such repairs to the Building and/or the Premises and/or the Common Areas cannot, in Landlord's good faith judgment, be substantially completed under applicable laws within one hundred and eighty (180) days after the Damage Notice Date, then Landlord shall notify Tenant of such determination. In such notice Landlord shall either agree to undertake such repairs (in which event the notice shall include Landlord's estimate of the time required to complete the same) or elect to terminate this Lease. If Landlord agrees to undertake the repairs, but states that the required repairs will not be substantially completed within one hundred and eighty (180) days of the Damage Notice Date, Tenant shall have an option, exercisable by written notice thereof delivered to Landlord not later than the thirtieth (30th) day after Landlord's delivery of Landlord's notice that the repairs will not be completed within such one hundred and eighty (180) day period, to terminate this Lease. If neither Landlord nor Tenant exercise a right of termination following Landlord's determination that the repairs will take more than one hundred and eighty (180) days, then Landlord shall diligently undertake to repair such damage or destruction.

    10.5 ABATEMENT OF RENT. In the event of reconstruction of the Premises under this Article 10, the Rent otherwise payable under this Lease shall be abated proportionately with the degree to which Tenant's use of the Premises is impaired. Such abatement shall commence on the date of such damage or destruction and continue during the period while Landlord is completing the repairs required of it under this Article 10. Tenant shall continue to operate its business on the Premises during any such abatement period to the extent reasonably practicable from the standpoint of prudent business management. Tenant shall not be entitled to any compensation or damage, from Landlord for loss of the use of the whole or any part of the Premises, Building or Tenant's personal property, or for any inconvenience or annoyance suffered by reason of damage or destruction thereto, or the reconstruction or replacement thereof.

    10.6 RESTRICTIONS ON RESTORATION. If the existing laws do not permit the restoration of the Premises to substantially the condition existing at the time of such damage or destruction, either party may terminate this Lease immediately following receipt of notice that restoration is forbidden, by giving written notice to the other party.

    10.7 DESTRUCTION WITHIN LAST YEAR OF TERM. Notwithstanding anything to the contrary contained in this Article, Landlord shall have no obligation whatsoever to repair, reconstruct or restore any portion of the Premises or any portion of the Building the damage occurs during the last twelve (12) months of the Term or any extension thereof. In the event Landlord elects not to repair, reconstruct or restore the Premises during the last twelve (12) months of the Term, or any extension thereof, Landlord shall give Tenant written notice of Landlord's election to terminate the Lease within thirty (30) days after the date of occurrence of such damage.

    10.8 DESTRUCTION OF TENANT'S PERSONAL PROPERTY, TENANT IMPROVEMENTS OR PROPERTY OF TENANT'S EMPLOYEES. It is hereby expressly agreed that Landlord will not be obligated to carry insurance of any kind on Tenant's furniture, furnishings, fixtures, equipment or other personal property (collectively "Personal Property") and in the event of damage or destruction to the Premises or the Building, under no circumstances shall Landlord be required to repair any injury or damage by fire or other cause, or to make any repairs to, or replacements of, Tenant's Personal Property. However, as a part of Direct Expenses, Landlord shall cause to be insured the Tenant Improvements and Alterations which do not constitute Tenant's Personal Property and shall cause such Tenant Improvements and Alterations to be repaired and restored at Landlord's sole cost and expense except that Tenant shall pay for such portion which is covered by the deductible. Landlord shall have no responsibility for any contents placed or kept in or on the Premises or the Building by Tenant or Tenant's employees.

    10.9 EXCLUSIVE REMEDIES. Notwithstanding any destruction or damage to the Premises, the Building, and/or the Common Areas, Tenant shall not be released from any of its obligations under this Lease, except to the extent and upon the conditions expressly stated in this Article 10. Tenant hereby expressly waives the provisions of California Civil Code Sections 1932(2) and 1933(4) with respect to any damage or destruction to the Building and/or the Premises and agrees that its rights shall be exclusively governed by the provisions of this
Article 10.

    10.10 TERMINATION - ADVANCE PAYMENTS AND INSURANCE PROCEEDS. Upon termination of this Lease pursuant to this Article 10, an equitable adjustment shall be made concerning advance Rent and any advance payments made by Tenant to Landlord. Landlord shall, in addition, return to Tenant so much of Tenant's Security Deposit as has not been applied by Landlord, as provided for under the terms of this Lease. In the event of termination of this Lease, all proceeds from Tenant's fire and extended coverage insurance under Section 12.1.2 covering the Tenant's Personal Property shall be paid to Tenant.

    10.11 TERMINATION. Upon any termination of this Lease under any of the provisions of this Article, the parties shall be released thereby, without further obligation to the other, from the date possession of the Premises is surrendered to the Landlord, except for items which have theretofore accrued and are then unpaid, and those obligations, if any, which by the terms of this Lease, survive such termination.

    ARTICLE 11 - CONDEMNATION

    11.1 DEFINITIONS. (i) ~Condemnation" or ~Taking" means (a) the exercise of any governmental power, whether by legal proceedings or otherwise, by a condemnor, and (b) a voluntary sale or transfer by Landlord to any condemnor, either under the threat of condemnation or while legal proceedings for condemnation are pending; (ii) ~Date of Taking~ means the date the Condemnor has the right to the possession of the property being condemned; (iii) "Award" means all compensation, sums or anything of value awarded, paid or received on a total or partial Condemnation; and (iv) ~Condemnor~ means any public or quasi-public authority, or private corpora:ion or individual, having the power of condemnation.

    11.2 PARTIES' RIGHTS AND OBLIGATIONS TO BE GOVERNED BY LEASE. If, during the period between the execution of this Lease and Commencement Date, there is any Taking of all or any part of the Building or Common Areas, or any interest in this Lease by Condemnation, the rights and obligations of the parties shall be determined pursuant to this Article.

    11.3 TOTAL TAKING . If the Premises are totally taken by Condemnation during the Term, the Lease shall terminate on the Date of Taking.

    11.4  PARTIAL TAKING.

         11.4.1 PARTIAL TAKING OF PREMISES. If any portion of the Premises is taken by Condemnation, this Lease shall remain in effect, except that Landlord or Tenant may elect to terminate this Lease if twenty-five percent (25%) or more of the total number of square feet of the floor area in the Premises is taken, and the remainder of the Premises is rendered economically unusable by Tenant. If either party elects to terminate this Lease, that party must exercise its right to terminate pursuant to this Section by giving notice to the other party within thirty (30) days after the nature and the extent of the Taking have been fully determined. If either party elects to terminate this Lease, they shall notify the other party of the date of termination, which date shall not be earlier than thirty (30) days nor later than ninety (90) days after the other party has been notified of the terminating party's election to terminate; except that this Lease shall terminate on the Date of Taking if the Date of Taking falls on a date before the date of termination as designated by the terminating party. If neither party terminates this Lease within the thirty (30) day period, this Lease shall continue in full force and effect, except that Rent shall be reduced as provided below. Furthermore, at Landlord's cost and expense, and as soon as reasonably possible, Landlord will restore the remaining portion of the Premises to a complete unit of like quality and character as existed prior to such Taking.

         11.4.2 PARTIAL TAKING OF BUILDING. If more than twenty percent (20%) of the floor area of the Building in which the Premises is located is taken, Landlord may terminate this Lease, at Landlord's option, as of the date the condemning authority takes title or possession by delivering written notice to Tenant within thirty (30) days after receipt of written notice of such Taking (or in the absence of such notice, within thirty (30) days after the Condemnor takes possession).

         11.4.3 PARTIAL TAKING OF COMMON AREAS. If any portion of the Common Areas is taken by Condemnation, this Lease shall remain in full force and effect so long as there is no material interference will access to the Premises and/or Tenant's parking facilities. If such a Taking materially interferes with access to the Premises and/or Tenant's rights to parking within the parking facilities within the Project, and comparable substitute parking is not made available to Tenant, then either party shall have the election to terminate this Lease pursuant to this Article 11. For purposes of this Section 11.4.3, such a partial Taking of the Common Areas shall be deemed to materially interfere with access to the Premises and/or Tenant's rights to parking within the parking facilities within the Project only if twenty five percent (25%) or more of the Common Areas is taken and comparable substitute parking or access to the Premises is not made available to Tenant.

         11.4.4 EFFECT ON RENT. If any portion of the Premises is taken by Condemnation and this Lease remains in full force and effect, on the Date of Taking, the Minimum Monthly Rent shall be reduced by an amount which is in the same ratio to Minimum Monthly Rent as the total number of square feet in the Premises taken bears to the total number of square feet in the Premises immediately before the Date of Taking.

    11.5 RESTORATION. If there is a partial Taking of the Premises and this Lease shall remain in full force and effect pursuant to this Article 11, Landlord, at its cost, shall accomplish all necessary restoration so that the Premises are returned as near as practical to their condition immediately prior to the Date of Taking.

    11.6 CONDEMNATION AWARD - DISTRIBUTION. Any Awards paid on account of any Condemnation or Taking of the Building or the Common Area, or any portion or portions thereof, shall belong to and shall be he sole property of Landlord, except that Tenant shall be entitled to receive any Award or portion thereof attributable to the taking of personal property, good will, relocation expenses and/or interests in other than the real property taken, provided the same does not in any way diminish the Award to Landlord.

    11.7 EFFECT OF TERMINATION. In the event this Lease is cancelled or terminated pursuant to any of the provisions of this Article 11, all Rent and other charges payable on the part of Tenant to Landlord hereunder shall be paid either as of the date upon which actual physical possession shall be taken by the Condemnor, or as of the date upon which Tenant ceases doing business in, upon or from the Premises, whichever last occurs; and the parties shall thereupon be released from all further liability hereunder, except that Landlord shall make an equitable refund to Tenant of any unearned, unused or unappropriated advance Rent or Security Deposit theretofore paid by Tenant to Landlord and except for items which have heretofore accrued and are then unpaid, and those obligations, if any, which by the terms of this Lease, survive such termination.

    11.8 RIGHT TO TERMINATE THIS LEASE FOR TAKING. Neither party shall have the right to terminate this Lease in the event of a partial Taking of the Premises, other than as is specifically provided for in this Article 11. Both parties agree that the provisions of this Article 11 shall govern the rights and obligations of the parties in the event of any condemnation of the Premises or the Building, and specifically waive the provisions of California Code of Civil Procedure Section 1265.130 (and any successor provision).

    ARTICLE 12 - INSURANCE

    12.1 INSURANCE MAINTAINED AND PAID BY TENANT. Tenant covenants and agrees that from and after the date of delivery of the Premises from Landlord to Tenant, Tenant will carry and maintain, at its sole cost and expense, in the amounts specified and in the form hereinafter provided for, each of the following types of insurance:

         12.1.1 LIABILITY INSURANCE. A Commercial General Liability insurance policy (with coverage which shall be as least as broad as the most recent edition of Insurance Services Office Commercial General liability coverage [~Occurrence form CG 0001] or Insurance Services Office form number GL 0002 covering Comprehensive General Liability and Insurance Offices Form number GL 0404 covering Broad Form Comprehensive General Liability) with a combined single limit of not less than Two Million Dollars ($2,000,000) insuring Tenant on an occurrence basis against all liability of Tenant and Landlord and their authorized representatives, agents and employees arising out of and in connection with Tenant's use or occupancy of the Premises. All such bodily injury liability insurance and property damage liability insurance shall specifically insure the performance by Tenant of the indemnity agreement as to liability for injury to or death of persons and injury or damage to property contained in Section 7.1 of this Lease; however, the limits of said insurance shall not limit the liability of Tenant hereunder. Not more frequently than each two (2) years, if, in the opinion of Landlord's lender or of the insurance broker retained by Landlord, the amount of Commercial General Liability insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as required by either Landlord's lender or Landlord's insurance broker.

         12.1.2 TENANT'S PROPERTY INSURANCE. "All Risk" insurance covering Tenant's personal property, fixtures and equipment from time to time in, on or upon the Premises, in an amount not less than one hundred percent (100%) of their full replacement cost from time to time during the Term, together with insurance against sprinkler damage. Any policy proceeds shall be used for the repair or replacement of the property damaged or destroyed unless this Lease shall cease and terminate under the provisions of Article 10.

         12.1.3 WORKERS' COMPENSATION AND EMPLOYER'S LIABILITY INSURANCE. Workers' Compensation Insurance in such amounts as required by applicable California law and Employer's Liability insurance wi h limits of One Million Dollars ($1,000,000.00) per accident.

         12.1.4 BUSINESS INTERRUPTION/EXTRA EXPENSE INSURANCE. Loss of income, business interruption and extra expense insurance in such amounts as will reimburse Tenant for direct and indirect loss of earnings and incurred costs attributable to the perils commonly covered by Tenant's property insurance described above for a period of not less than one (1) year. Such insurance shall be carried with the same insurer that issues the insurance for the personal property.

         12.1.5 POLICY FORM. All policies of insurance required to be maintained by Tenant under the terms of this Section 12.1 shall be issued by insurance companies, with general policyholder's rating of not less than A and a financial rating of VII rated in the most current available "Best's" Insurance Reports, and admitted to do business in the State of California, and shall (with the exception of Workers' Compensation Insurance) name Landlord, its officers, employees, partners and agents and such other parties (including lenders) as Landlord may reasonably require as additional insured, which policies shall be for the mutual and joint benefit and protection of Landlord, Tenant and such other parties designated by Landlord. Any deductibles or self-insured retentions must be declared to and approved by Landlord. If Landlord disapproves of the amount of any such deductible or self-insured retention, Landlord may either (i) require Tenant's insurer to reduce or eliminate such deductibles or self-insured retentions with respect to Landlord, its officers, employees, partners and agents or (ii) require Tenant to procure a bond guaranteeing payment of losses and related investigations, claim administration and defense expenses to the e~tent of any such deductible or self-insured retention. Copies of such policies of insurance or certificates thereof together with original endorsements showing the coverage required herein shall be delivered to Landlord prior to the delivery of possession of the Premises to Tenant and thereafter prior to the expiration of that term of each such policy. All liability policies shall contain a provision that Landlord, although named an additional insured, shall nevertheless be entitled to recover under said policies for any loss occasioned to it, its servants, agents and employees by reason of the negligence of Tenant. As often as any such policy shall expire or terminate, renewal or additional policies shall be procured and maintained by Tenant in like manner and to like extent. All policies of insurance delivered to Landlord must contain a provision that the company writing said policy will give Landlord thirty (30) days notice in writing (by certified mail, return receipt requested) in advance of any cancellation or lapse or the effective date of any reduction in the amounts of insurance. All liability policies to be maintained by Tenant shall be written as primary policies, not contributing with and in e~cess of coverage which Landlord may carry. In addition, such policies shall include a waiver by the insurer of any right of subrogation against Landlord, its agents, employees and representatives, which arises or might arise by reason of any payment under such Policy or by reason of any act or omission of Landlord, its agents, employees or representatives. No later than ten ( 0,1 days prior to the Commencement Date, Tenant shall deliver to

Landlord, copies of all policies or certificates (together with any required endorsements) evidencing the existence of the amounts and forms of coverage satisfactory to Landlord.

         12.1.6 BLANKET POLICIES. Notwithstanding anything to the contrary contained within this Section, Tenant's obligations to carry the insurance provided for herein may be brought within the coverage of a so called blanket policy or policies of property insurance carried and maintained by Tenant, provided, however, that Landlord, its officers, employees, partners and agents, and Landlord's mortgagee(s) or beneficiary(ies) shall be named as an additional insured thereunder as their interest may appear, and that the coverage afforded Landlord and Landlord's mortgagee(s) or beneficiary(ies) will not be reduced or diminished by reason of the use of such blanket policy of insurance, and provided further that the requirements set forth herein are otherwise satisfied. Tenant agrees ta permit Landlord at all reasonable times to inspect the policies of insurance of Tenant covering risks upon the Premises for which policies or copies thereof are not delivered to Landlord.

         12.1.7 TENANT'S FAILURE TO PROCURE INSURANCE. Tenant agrees that if Tenant does not carry and maintain any such insurance required to be carried pursuant to this Lease, Landlord may (but shall not be required to) procure such insurance on Tenant's behalf and charge Tenant the premiums, together with a ten percent (10%) handling charge, payable upon demand as Additional Rent.

    12.2  INSURANCE MAINTAINED BY LANDLORD AND PAID BY BUILDING TENANTS.

         12.2.1 LIABILITY INSURANCE. Landlord shall obtain and keep in force during the Term, a policy of combined single limit bodily injury and broad form property damage insurance, plus coverage against such other risks Landlord deems advisable from time to time, insuring Landlord, but not Tenant, against liability arising out of the ownership, use, occupancy or maintenance of the Building or the Project, if any, in an amount not less than Two Million Dollars ($2,000,000) per occurrence.

         12.2.2 PROPERTY INSURANCE. Landlord shall obtain and keep in force, during the Term, a policy or policies of property insurance covering loss or damage to the Building, the Project, the Tenant Improvements and the Alterations but not Tenant's Personal Property, in an amount determined by Landlord or as required by Landlord's lenders. Such policy or policies of insurance shall provide protection against any and all perils generally included in the "All Risk" classification with earthquake coverage insurance, if required by the first mortgagee deed of trust trustee or deed of trust beneficiary of Landlord, or by any federal, state, county, city or local authority, together with insurance against sprinkler damage, vandalism, malicious mischief, plate glass, and such other perils as Landlord deems advisable or may be required by a lender having a lien on the Building or the Project, if any. In addition, Landlord shall obtain and keep in force, during the Term, a policy of loss of rents insurance, covering Tenant's tenancy, providing for insurance proceeds for a period of one (1) year of Tenant's tenancy, with loss payable to Landlord, which insurance shall also cover all Direct Expenses for said period. Tenant shall not be named in any such policies carried by Landlord and shall have no right to any proceeds therefrom.

         12.2.3 COSTS/DEDUCTIBLES. The policies required by Sections 12.2.1 and
12.2.2 shall contain such deductibles as Landlord or Landlord's lenders may determine. The cost of all such policies shall be chargeable to Tenant as a Building Cost. In the event that the Premises shall suffer an insured loss, as defined in Article 10, the deductible amounts under the applicable insurance policies shall also be deemed Building Costs. Tenant shall not do or permit to be done anything which shall invalidate the insurance policies carried by Landlord. Tenant shall pay the entirety of any increase in the property insurance premium for the Building or the Project, if any, over what it was immediately prior to the Commencement Date, if the increase is specified by Landlord's insurance carrier as being caused by the nature of Tenant's occupancy or any act or omission of Tenant. Landlord's obligation to carry the insurance provided for herein may be brought within the coverage of any so-called blanket policy or policies of property insurance carried and maintained by Landlord, provided that the coverage afforded will not be reduced or diminished by reason of the use of such blanket policy of property insurance.

    12.3 WAIVER OF SUBROGATION. Tenant and Landlord (for themselves and their insurers) each hereby releases and relieves the other, and waives its right of recovery against the other, and against the officers, partners, employees, agents and representatives of the other, and against other tenants of the Building (provided such parties and other tenants have waived such rights against Landlord and Tenant), for direct or consequential loss 03 damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Landlord or Tenant, or their agents, employees, contractors and/or invitees, to the item of such insurance coverage. If necessary, all property insurance policies required under this Lease shall be endorsed to contain this waiver of subrogation provision.

    12.4 NO REPRESENTATIONS OF ADEQUATE COVERAGE. Landlord makes no representation that the limits or forms of coverage of insurance specified in this Article 12 are adequate to cover Tenant's property or obligations under this Lease.

    ARTICLE 13 - LANDLORD'S ENTRY ON PREMISES

    13.1 ENTRY BY LANDLORD. Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times for any of the following purposes: (i) to determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease; (ii) in case of emergency or to do any necessary maintenance, restoration, repairs or improvements to the Premises, the Building, Common Areas, the Project, or other leasehold premises in the Building that Landlord has the right or obligation to perform; (iii) to serve, post or keep posted any notices required or allowed under the provisions of this Lease; (iv) to post "for rent" or "for lease" signs during the last four (4) months of the Term, or during any period while Tenant is in default; (v) with prior reasonable notice to Tenant, to show the Premises to prospective brokers, agents, buyers, tenants or persons interested in an exchange, mortgagees, workmen or contractors, at any time during the Term;
(vi) to shore the foundations, footings and walls of the Premises or the Building in which the Premises are located and to erect scaffolding and protective barricades around and about the Premises, but not so as to prevent entry to the Premises, and to do any other act or thing necessary for the safety or preservation of the Premises or the Building and other improvements in which the Premises are located; and (vii) to remodel the Building. *SEE ADDENDUM

         13.1.1 Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, in order to obtain entry to the Premises, without liability to Tenant. Any entry to the Premises obtained by Landlord by any of said means, or otherwise, shall not, under any circumstances, be construed or deemed to be a forcible or unlawful entry to, or a detainer of, the Premises, or an eviction of Tenant from the Premiss or any portion thereof. Landlord shall conduct its activities on the Premises as allowed in this Section in a manner that will cause the least possible inconvenience, annoyance or disturbance to Tenant. Except in cases of emergency, when the Tenant has abandoned or surrendered the Premises, or if it is impracticable to do so, the Landlord shall give the Tenant reasonable notice and enter only during normal business hours. Tenant hereby grants to Landlord such licenses or easements in and over the Premises or any portion thereof as shall be reasonably required for the installation or maintenance of mains, conduits, pipes or other facilities to serve the Building or any part thereof, including, but not by way of limitation, the Premises of any occupant; provided, however, that Landlord shall pay for any alteration required on the Premiss as a result of any such exercise, occupancy under, or enjoyment of any such license
or easement.   *SEE ADDENDUM

    13.2 NO ABATEMENT OF RENT. Except as specifically provided in Section 4.7 above, Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising out of Landlord's entry on the Premises as provided in this Section, except damage resulting from the negligence or willful misconduct of Landlord or its authorized representatives, but only to the extent such damage is not covered by insurance required to be carried by Tenant pursuant to this Lease. Tenant shall not be entitled to an abatement or reduction of Rent if Landlord exercises any rights reserved in this Section, so long as such activity does not unreasonably interfere with the operation of Tenant's business in the Premises.

    ARTICLE 14 - RULES AND REGULATIONS

    Tenant shall faithfully observe and comply with the "Rules and Regulations," attached hereto as EXHIBIT E and all reasonable and nondiscriminatory modifications and additions thereto. However, Landlord shall not be responsible to Tenant for the violation or nonperformance by any other tenant or occupant of the Building of any of the Rules and Regulations, but shall use commercially reasonable efforts to enforce the Rules and Regulations in a nondiscriminatory manner. The Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of this Lease. Tenant shall be responsible for the observance of all of the Rules and Regulations by Tenant's employees, agents, clients, customers, invitees and guests.

    ARTICLE 15 - RESTRICTIONS ON TRANSFER

    15.1 LANDLORD'S CONSENT REQUIRED. Tenant shall not, voluntarily or involuntarily, because of death, divorce, disability, or by operation of law or otherwise, assign, pledge, hypothecate or encumber its interest in th s Lease or the Premises or sublease all or any portion of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises (collectively "Transfer"), without first obtaining Landlord's prior written consent. Any Transfer without such consent, shall be void and, at the option of Landlord, shall terminate this LeasE. Any consent to any Transfer which may be given by Landlord shall not constitute a waiver by Landlord of the provisions of this
Article 15 or a release of Tenant from the full performance by it of the covenants herein contained. Il Tenant is a partnership, a transfer of any interest of a general partner, a withdrawal of any general partner from the partnership, or the merger or dissolution of the partnership, shall be deemed to be a Transfer. If Tenant is a corporation, unless Tenant is a public corporation whose stock is regularly traded or a national stock exchange, or is regularly traded in the over-the-counter market and quoted on NASDAQ, any dissolution, merger, consolidation or other reorganization of Tenant or sale or other transfer of a percentage of capital stock of Tenant which results in a change of controlling persons, or the sale or other transfer of all or substantially all of the assets of Tenant, shall be deemed to be a Transfer. For purposes of this
Article 15, the term "Transferee" includes without limitation, assignees, subtenants, or any other party who acquires an interest in the Premises or this Lease by way of pledge, hypothecation or encumbrance. *See Addendum

    15.2 TRANSFER NOTICE. Tenant shall give Landlord at least sixty (60) days advance written notice ("Transfer Notice"), of its desire to proceed with a Transfer and shall submit in writing to Landlord (i) the name of the proposed transferee, (ii) in detail, the nature of the proposed transferee's business to be carried on in the Premises, (iii) whether Tenant proposes to assign the Lease, sublet the Premises or change ownership, (iv) the proposed effective date of the Transfer, (v) all the material terms and conditions of the Transfer, (vi) financial statements, income statements and balance sheets for the two (2) most recent completed fiscal or calendar years of the proposed transferee, and (vii) a bank reference. The Transfer Notice shall be accompanied by a copy of the proposed agreement documenting the Transfer, or if none, a copy of any offers, draft agreements, letters of commitment or intent, and other documents pertaining to the proposed Transfer. Thereafter, Tenant shall furnish such supplemental information as Landlord may reasonably request concerning the proposed transferee.

    15.3 LANDLORD'S ELECTION. At any time within fifteen (15) working days after Landlord's receipt of the information specified above, Landlord may, by written notice to Tenant, elect to (i) consent to the Transfer, or (ii) reasonably disapprove of the Transfer, setting forth in writing Landlord's grounds for doing so. Such grounds for disapproval may include, without limitation, nonsuitability of the proposed use for the Premises and/or the Building, violation of Landlord's third-party agreements, including loan documents and non-competition covenants of Landlord respecting radius, locations, use or exclusivity in any other lease, financing agreement or other agreement relating to the Building or Landlord's other buildings in the immediate area, need for alteration of the Premises, an inappropriate use in light of the Building's existing tenant mix, a material increase in the impact upon the Common Areas or the parking facilities, a material increase in the demands upon utilities and services, the proposed use of the Premises conflicts with Tenant's use clause, a possible material adverse effect upon the reputation of the Premises or the Building from the nature of the business to be conducted, or a reputation for financial reliability on the part of the proposed transferee which is unsatisfactory in the reasonable judgment of Landlord, that Tenant is in default of its obligations under this Lease or that Landlord has not received assurances acceptable to Landlord that all past due amounts owing from Tenant to Landlord will be paid and all other defaults by Tenant will be cured prior to the effective date of the proposed Transfer. If Landlord consents to the Transfer within the fifteen (15) day period, Tenant may thereafter enter into such transfer agreement upon the terms and conditions and as of the effective date set forth in the information furnished by Tenant to Landlord. If Landlord consents to the Transfer and Tenant does not consummate the Transfer within fifteen (15) days after receipt of Landlord's decision, the provisions of this
Article 15 shall once again apply. *See Addendum

    15.4 ASSUMPTION OF LEASE OBLIGATIONS. Each permitted transferee, other than Landlord, shall assume and be deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of Rent and for the due performance or satisfaction of all of the provisions, covenants, conditions and agreements herein contained on Tenant's part to be performed or satisfied. No Transfer shall be binding on Landlord unless such transferee or Tenant shall deliver to Landlord a counterpart original of the instrument evidencing such Transfer which contains a covenant of assumption by the transferee, but the failure or refusal of the transferee to execute such instrument of assumption shall not release or discharge the transferee or the Tenant from its liability as set forth herein. Any permitted Transfer shall not, in any way, affect or limit the liability of Tenant under the terms of this Lease, even if after such Transfer the terms of this Lease are materially changed or altered without the consent of Tenant, the consent of whom shall not be necessary.

    15.5 ADDITIONAL PROVISIONS REGARDING TRANSFERS. Landlord may accept Rent from any person other than Tenant, pending approval or disapproval of a Transfer. Neither a delay in the approval or disapproval of such Transfer, nor the acceptance of Rent, shall constitute a waiver or estoppel of Landlord's right to exercise its remedies for the breach of any of the terms or conditions of this Article 15 or this Lease. If Tenant's obligations under this Lease have been guaranteed by third parties, then any Transfer, and Landlord's consent thereto, shall not be effective unless said guarantors give their written consent to such Transfer. Furthermore, Landlord may consent to subsequent Transfers or any amendments or modifications thereto without notifying Tenant or anyone else liable on the Lease, and without obtaining their consent, and such action shall not release such persons from liability under this Lease; however, such persons shall not be responsible to the extent any such amendment or modification enlarges or increases the obligations of the Tenant or transferee under this Lease. Upon the occurrence of any Event of Default under this Lease, Landlord may proceed directly against Tenant, any guarantors or anyone else responsible for the performance of this Lease, including the transferee, without first exhausting Landlord's remedies against any other person or entity responsible therefor to Landlord, or any security held by Landlord or Tenant. Landlord's written consent to any Transfer by Tenant shall not constitute an acknowledgment that no Event of Default then exists under this Lease, nor shall such consent be deemed a waiver of any then existing Event of Default, except as may be otherwise acknowledged by Landlord at that time. The discovery of the fact that any financial statement relied upon by Landlord in giving its consent to a Transfer was materially false shall, at Landlord's election, render Landlord's consent null and void. Any sums or other economic consideration received by Tenant as a result of a transfer, however denominated, which exceed, in the aggregate, (i) the total sums which Tenant is obligated to pay Landlord under this Lease (prorated to reflect obligations allocable to any portion of the Premises subleased), plus (ii) the unamortized value of leasehold improvements to the Premises paid for by Tenant, depreciated on a straight-line basis over the Term, shall be paid to Landlord as Additional Rent under this Lease without affecting or reducing ,my other obligations of Tenant hereunder. In the event of any approved Transfer of this Lease in connection with the sale of all or substantially all of the assets of Tenant used in connection with the conduct of Tenant's business on the Premises, the amount of consideration attributable to the Transfer of the Lease shall be reasonably determined by Landlord.

         15.5.1 Tenant shall only use such form of assignment as is provided by Landlord, and once the completed assignment form has been approved by Landlord, such assignment shall not be changed or modified without Landlord's prior written consent.

    15.6 SPECIAL PROVISIONS REGARDING SUBLETTING. Regardless of Landlord's consent, the following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises, and shall be deemed included in all subleases under this Lease, whether or not expressly incorporated therein:

         15.6.1 Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all Rent from any subletting of all or a part of the Premises as permitted by this Lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such Rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of an Event of Default by Tenant, Tenant shall have the right to collect such Rent. Tenant hereby irrevocably authorizes and directs any such sublessee, upon receipt of written notice from Landlord stating that an Event of Default exists, to pay to Landlord the Rents due and to become due under the sublease. Tenant agrees that such sublessee shall have the right to rely upon any such statement and request from Landlord, and that such sublessee shall pay such Rents to Landlord without any obligation or right to inquire as to whether such default exists, and notwithstanding any notice from or claim from Tenant to the contrary. Tenant shall have no right or claim against said sublessee or Landlord for any such Rents so paid by said sublessee to Landlord.

         15.6.2 Tenant shall use only such form of sublease as is provided by Landlord, and once the completed sublease form has been approved by Landlord, the sublease shall not be changed or modified without Landlord's prior written consent.

         15.6.3 Upon the occurrence of an Event of Default by Tenant under this Lease, Landlord, at its option and without any obligation to do so, may require any sublessee to attorn to Landlord, in which event Landlord shall undertake the obligations of Tenant under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Landlord shall not be liable for any prepaid Rent or Security Deposit paid by such sublessee to Tenant, or for any other prior defaults of Tenant under such sublease.

         15.6.4 With respect to any subletting to which Landlord has consented, Landlord agrees to deliver a copy of any notice of default by Tenant to the sublessee.

    15.7 NO MERGER. No merger shall result from Tenant's sublease of the Premises under this Article 15, Tenant's surrender of this Lease, or the termination of this Lease in any other manner. In any such event, Landlord may terminate any or all subtenancies or succeed to the interest of Tenant as sublandlord thereunder.

    15.8 CONDITIONS DEEMED REASONABLE. Tenant acknowledges and agrees that each of the rights of Landlord set forth in this Article 15 above in the event of a proposed Transfer is a reasonable restriction on transfer for purposes of California Civil Code Section 1951.4.

    15.9  TENANT'S REMEDY. *SEE ADDENDUM

    ARTICLE 16 - DEFAULT

    16.1 COVENANTS AND CONDITIONS. Tenant's performance of each of Tenant's obligations under this Lease is a condition as well as a covenant. Tenant's right to continue in possession of the Premises is conditioned upon such performance. Time is of the essence in the performance of all covenants and conditions.

    16.2 DEFAULTS. The occurrence of any one or more of the following events (~Event of Default") shall constitute a default and breach of this Lease by
Tenant: (i) use of the Premises for any purpose other than the Permitted Use;
(ii) the failure by Tenant to make any payment of Minimum Monthly Rent, Additional Rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ________ after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161; (iii) Tenant's abandonment of the Premises as defined in California Civil Code Section 1951.3; (iv) Transfer of the Lease by

Tenant, either voluntarily or by operation of law, whether by judgment, execution, death or other means, without the prior written consent of Landlord;
(v) either (a) the making by Tenant of any general arrangement or general assignment for the benefit of creditors; (b) the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy unless, in the case of a petition filed against Tenant, the same is dismissed within thirty (30) days);
(c) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or
(d) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease where such seizure is not discharged within thirty (30) days. In the event that any provisions of this subparagraph (v) is contrary to any applicable law, such provision shall be of no force or effect; (vi) the failure by Tenant to observe or perform any of the express or implied covenants or provisions of this Lease to be observed or performed by Tenant, where such failure shall continue for a period of three (3) days after written notice thereof from Landlord to Tenant; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under California Code of Civil Procedure Section 1161; provided, further, that if the nature of Tenant's default is such that more than three (3) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant shall commence such cure within said s.b~ period and thereafter diligently prosecute such cure to completion, which completion shall occur not later than thirty (30) days from the date of such notice from Landlord; or (vii) the discovery by Landlord that any financial statement given to Landlord by Tenant, or its successors in interest, or by any guarantor of Tenant's obligation hereunder, was materially false. *SEE ADDENDUM

    ARTICLE 17 - REMEDIES UPON DEFAULT

    17.1 Landlord Remedies. Landlord shall have the following remedies upon the occurrence of an r Event of Default. These remedies are not exclusive; they are cumulative in addition to any remedies now or later allowed by law. Upon the occurrence of an Event of Default, Landlord may at any time thereafter, with or without notice or demand (except for any notice required by Article 16 above) and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such Event of Default, do any of the following

         17.1.1 Continue this Lease in effect so long as Landlord does not terminate Tenant's right to possession and Landlord may enforce all of its rights and remedies hereunder, including, at the option of Landlord: (i) the right to declare the Term ended and with process of law to re-enter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim thereon or thereunder; or (ii) the right, without declaring this Lease ended and with or without process of law, to re-enter the Premises, take posession thereof, remove all persons therefrom and occupy or lease the whole or any part thereof for and on account of Tenant and upon such terms and conditions and for such Rent as Landlord may deem proper and to collect said Rent or any other Rent that may thereafter become payable and apply the same toward the amount due or thereafter to become due from Tenant and on account of such expenses of such subletting and any other damages sustained by Landlord; and should such Rent be less than that herein agreed to be paid by Tenant,

Tenant agrees to pay such deficiency to Landlord in advance on the day of each month hereinabove specified for payment of Rent and to pay to Landlord forthwith upon such reletting the costs and expenses Landlord may incur by reason thereof; or (iii) the right, even though it may have relet said Premises or brought an action to collect Rent and other charges without terminating this Lease, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises or (iv) the right, without terminating this Lease, to bring an action or actions to collect Rent and other charges hereunder which are from time to time past due and unpaid; it being understood that the bringing of such an action or actions shall not terminate this Lease unless notice of termination is given.

         17.1.2 Should Landlord relet the Premises under the provisions of paragraph 17.1.1 (ii) above, it may execute any such Lease in its own name or in the name of Tenant, but Tenant hereunder shall have no right or authority whatever to collect any Rent from such tenant. The proceeds of any such reletting shall be first applied to the payment of the costs and expenses of reletting the Premises, including alterations and repairs which Landlord, in its sole discretion, deems reasonably necessary and advisable and reasonable attorneys' fees incurred by Landlord in connection with the retaking of said Premises and such reletting and, second, to the payment of any indebtedness, other than Rent, due hereunder, including, without limitation, storage charges or brokerage commissions Owing from Tenant to Landlord. When such costs and expenses of reletting have been paid, Tenant shall be entitled to a credit for the net amount of Rent received from such reletting each month during such unexpired balance of the Term and Tenant shall pay Landlord such sums as may be required to make up the Rent provided for in this Lease. Landlord shall not be deemed to have terminated this Lease, the Tenant's right to possession of the leasehold or the liability of Tenant to pay Rent thereafter to accrue or its liability for damages under any of the provisions hereof by a~y such reentry or by any action in unlawful detainer or otherwise to obtain possession of the Premises, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease. Tenant covenants that the service by Landlord of any notice pursuant to the unlawful detainer statutes of the State of California and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the service of such notice and such election be evidenced by a written notice to Tenant) be deemed to be a termination of this Lease or of Tenant's right to possession thereof. Nothing herein contained ;hall be construed as obligating Landlord to relet the whole or any part of the Premises.

         17.1.3 Landlord can terminate Tenant's right to possession of the Premises at any time. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:
(i) the worth, at the time of the award, of the unpaid Rent that had been earned at the time of termination of this Lease; (ii) the worth, at the time of the award, of the amount by which the unpaid Rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of Rent that Tenant proves could have been reasonably avoid d; (iii) the worth, at the time of the award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of Rent that Tenant proves could have been reasonably avoided; and (iv) any other amount, including court costs and attorney's fees, necessary to compensate Landlord for all detriment proximately caused by Tenant's default or defaults, or which in the ordinary course of things would be likely lo result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in (a) retaking possession of the Premises, including reasonable attorneys' fees therefore, (b) maintaining or preserving the Premises after such default, (c) preparing the Premises for reletting to a new tenant, including repairs or alterations to the Premises for such reletting, (d) leasing commissions, or (e) any other costs necessary or appropriate to relet the Premises.

    "The worth, at the time of award," as used in (i) and (ii) of this Section, is to be computed by allowing interest at the maximum legal rate. "The worth, at the time of the award," as referred to in (iii) of this Section, is to be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus 1%.

         17.1.4 Whenever Landlord shall re-enter the Premises as provided in this Article, Landlord may remove any property of Tenant from the Premises and store same elsewhere at the e~pense and for the account of Tenant, and if Tenant shall fail to pay the cost of storing of such property after it has been stored for a period of ninety (90) days or more, Landlord may sell any or all of such property, in any lawful manner. In addition, upon the occurrence of an Event of Default, all of Tenant's fixtures, furniture, equipment, improvements, additions, alterations and other personal property shall remain on the Premises, and in that event, and continuing during the length of said default, Landlord shall have the right to take the exclusive possession of said and to use same, Rent or charge fee, until all defaults are cured or, at its option, at any time during the Term, to require Tenant to forthwith remove same.

         17.1.5 Upon the occurrence of an Event of Default, Landlord shall have the right to have a receiver appointed to collect Rent and conduct Tenant's business. Tenant also hereby agrees that Landlord shall have a lien for payment for all Rent and Additional Rent called for under the terms of this Lease upon all the furniture, furnishings, fixtures, supplies and all other personal property of Tenant which may be in or upon the Premises, Tenant hereby specifically waiving any and all exemptions allowed by law. Such lien may be enforced in any lawful manner, at the option of Landlord. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

         17.1.6 Landlord, at any time after the occurrence of an Event of Default, can cure the default at Tenant's cost. If Landlord at any time, by reason of an Event of Default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due immediately from Tenant to Landlord at the time the sum is paid, and if paid at a later date shall bear interest at the Interest Rate from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant.

         17.1.7 Nothing in this Article 17 affects the right of the Landlord under this Lease to indemnification for liability arising prior to the termination of the Lease for personal injuries or property damage, as set forth under Article 7 hereof.

    17.2  JURY TRIAL WAIVER.  *SEE ADDENDUM

    ARTICLE 18 - PROTECTION OF LENDERS AND TRANSFEREES

    18.1 SUBORDINATION. Landlord shall have the right to subordinate this Lease, and Tenant shall, at Landlord's request, subordinate its rights under this Lease, to any existing or future ground lease, co-Tenants, conditions and restrictions, easements, rights of way or any construction, operation and reciprocal easement agreements, deeds of trust or mortgages encumbering the Premises, any advances made on the security thereof and any renewals, modifications, consolidations, replacements or extensions thereof, whenever made or recorded. However, Tenant's right to quiet possession of the Premises during the Term shall not be disturbed if Tenant pays the Rent and performs all of Tenant's obligations under this Lease and is not otherwise in default. If any ground lessor, beneficiary or mortgagee elects to have this Lease prior to the lien of its ground lease, deed of rust or mortgage, and gives written notice thereof to Tenant, then this Lease shall be deemed prior to such ground lease, deed of trust or mortgage, whether this Lease is dated prior or subsequent to the date of said ground lease, deed of trust or mortgage or the date of recording thereof. *SEE ADDENDUM

    18.2 ATTORNMENT. If Landlord's interest in the Premises is acquired by any ground lessor, beneficiary under a deed of trust, mortgagee or purchaser at a foreclosure sale, Tenant shall attorn to the transferee of or successor to Landlord's interest in the Premises and recognize such transferee of or successor as Landlord under this Lease, provided that the purchaser or lessor shall acquire and accept the Premises subject to this Lease Tenant waives the protection of any statute or rule of law which gives or purports to give Tenant any right to terminate this Lease or surrender possession of the Premises upon the transfer of Landlord's interest.

    18.3 SIGNING OF DOCUMENTS. Tenant shall sign and deliver any instrument or documents necessary or appropriate to evidence any such attornment or subordination or agreement to do so provided that such int rests or documents recognize that Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant is not in default of its obligations pursuant to this Lease beyond any applicable notice and cure period. If Tenant fails to do so within ten (10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver my such instrument or document.

    18.4 ESTOPPEL CERTIFICATES. Upon Landlord's written request, Tenant shall execute, acknowledge and deliver to Landlord a written statement certifying: (i) that none of the terms or provisions of this Lease have been changed (or if they have been changed, stating how they have been changed); (ii) that this Lease has not been cancelled or terminated; (iii) the last date of payment of the Minimum Monthly Rent and other charges and the time period covered by such payment; (iv) the amount of any Minimum Monthly Rent or other charges which have been paid in advance; (v) the commencement and termination dates of the Term; (vi) that there has been no Transfer by Tenant of this Lease, or any interest therein; and (vii) that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder and that Tenant has no right of offset, counterclaim or deduction against Rent, or specifying such defaults, if any are claimed, together with the amount of any offset, counterclaim or deduction alleged by Tenant. Tenant shall deliver such statement to Landlord within ten (10) days after

Landlord" written request. Any such statement by Tenant may be given by Landlord to any prospective purchaser or encumbrancer of the Premises. Such purchaser or encumbrancer may rely conclusively upon such statement as true and correct.

    If Tenant does not deliver such statement to Landlord within such ten (10) day period, Landlord, and any prospective purchaser or encumbrancer, may conclusively presume and rely upon the following acts: (i) that the terms and provisions of this Lease have not been changed except as otherwise represented by Landlord; (ii) that this Lease has not been cancelled or terminated except as otherwise represented by Landlord; (iii) Landlord's statement of the last date of payment of the Minimum Monthly Rent and other charges and the time period covered by such payment or payments; (iv) that not more than one month's Minimum Monthly Rent or other charges have been paid in advance; (v) the commencement and termination dates of the Term are as represented by Landlord; (vi) that there is no Transfer by Tenant of this Lease or any interest therein; and (vii) that Landlord is not in default under the Lease. In such event, Tenant shall be estopped from denying the truth of such facts.

    18.5 TENANT'S FINANCIAL CONDITION. Within ten (10) days after written request from Landlord, Tenant shall deliver to Landlord such financial statements as are reasonably required by Landlord to verify the net worth of Tenant, or any assignee, subtenant, or guarantor of Tenant. In addition, Tenant shall deliver to any lender designated by Landlord any financial statements required by such lender to facilitate the financing or refinancing of the Premises. Tenant represents and warrants to Landlord that each such financial statement is a true and accurate statement as of the date of such statement. All financial statements shall be confidential and shall be used only for the purposes set forth herein.

    ARTICLE 19 - COMMON AREAS

    19.1 COMMON AREAS. "Common Areas" shall mean all areas within and around the Building, and the Project, if any, which are available for the common use of tenants of the Building and which are not leased or held for the exclusive use of Tenant or other tenants, including, but not limited to, parking areas, driveways, sidewalks, loading areas, access roads, corridors, landscaping and planted areas, stairways, arcades, elevators, escalators, directory equipment, restrooms, common entrances, lobbies, passageways and serviceways therefor, and the common pipes, conduits, wires and appurtenant equipment serving the Building. Landlord may from time to time change the size, location, nature and use of any of the Common Areas, including, but not limited to, the relocation of driveways, entrances, exits, automobile parking spaces, the direction and flow of traffic, installation of prohibited areas, landscaped areas, converting Common Areas into leasable areas, constructing additional parking facilities (including parking structures) in the Common Areas, and increasing or decreasing Common Area land and/or facilities. Tenant acknowledges that such activities may result in decreasing Common Area land and/or facilities, and that such activities may result in occasional inconvenience to Tenant. Landlord shall be responsible for keeping the Common Areas in a neat, clean and orderly condition, properly lighted and landscaped, and shall repair any damage to Common Area facilities. Notwithstanding Landlord's responsibility for such Common Area maintenance, all expenses incurred in connection with the operation, repair, cleaning and maintenance of the Common Areas shall be included in Direct Expenses and charged and prorated in the manner set forth in Article 4 of this Lease.

    19.2 USE OF COMMON AREAS. Landlord or such other person(s) as Landlord may appoint shall have the exclusive control and management of the Common Areas. Tenant, and its employees and invites, shall have the nonexclusive right (in common with other tenants and all others to whom Landlord has granted or may grant such rights) to use the Common Areas for the purposes intended, subject to such reasonable rules and regulations as Landlord may establish from time to time. Tenant shall abide by such rules and regulations and shall use its best efforts to cause others who use the Common Areas with Tenant's express or implied permission to abide by Landlord's rules and regulations. Notice of such rules and regulations will be posted or given to Tenant. Tenant shall pay for any increase in the property insurance premiums for the Common Areas caused by Tenant's acts, omissions, use or occupancy of the Premises. Tenant shall not, at any time, interfere with the rights of Landlord, other tenants or any other person entitled to use the Common Areas. Landlord shall not be responsible to Tenant or Tenant's employees, agents or invites, for the noncompliance of other tenants with Landlord's rules and regulations or the interference with the rights of Tenant by other tenants, their agents, employees or invites. Landlord reserves the right from time to time without unreasonable interference with Tenant's use: (i) to install, use, maintain, repair and replace pipes, ducts, conduits, wires and appurtenant meters and equipment for service to other par:s of the Building or Common Areas above the ceiling surfaces, below the floor surfaces, within the walls and in th central core areas, and to relocate any pipes, ducts, conduits, wires and appurtenant meters and equipment included in the Premises which are located in the Premises or located elsewhere outside the Premises, and to expand the Building; To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways; provided, however, Landlord shall at all times provide the parking facilities required by applicable law. Landlord also reserves the right to modify the lobbies, windows, stairways, air shafts, elevators and restrooms; (ii) to close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (iii) to designate other land and improvements outside the boundaries of the Building or the Project, if any, to be part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Building or the Project; (iv) to use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building, or any portion thereof; and (v) to do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Building as Landlord may, in the exercise of sound business judgment, deem to be appropriate.

    19.3 VEHICLE PARKING. Tenant, its employees and concessionaires shall not park in the areas which the Landlord may designate or redesignate as parking for patrons of the Building. Landlord shall provide either within the Building parking area or reasonably close thereto, space for employee parking, if such parking space is available, as reasonably determined by Landlord. Landlord shall have the right, but not the obligation, to designate parking areas for use by Tenant's employees and concessionaires and such designation may be changed from time to time. Tenant, its employees and concessionaires shall park their cars only in such designated areas, if any are so designated. Said parking spaces shall be used only for parking by vehicles no larger than normal size passenger automobiles or pick=up trucks, or if so designated, for smaller vehicles. There shall be no overnight parking in parking areas provided by Landlord without Landlord's prior written consent. If Tenant permits or allows any of the prohibited activities described in Section 19.3 of this Lease, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord. Landlord reserves the right at any time to substitute an equivalent number of parking spaces in a parking structure or subterranean parking facility or in a surface parking area within a reasonable distance of the Premises.~

         19.3.1 If the parking facilities provide for automated card key access, Landlord shall have the right to charge Tenant a security deposit in the amount of $25.00 for each parking card key requested by Tenant. Landlord may assign any unreserved and unassigned parking spaces and/or make all or a portion of such spaces reserved, if it determines in its sole discretion that is necessary for orderly and efficient parking. Tenant shall not use more parking spaces than the number set forth in the Fundamental Lease Provisions. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invites to be loaded, unloaded or parked in areas other than those designated by Landlord 'or such activities. Tenant agrees that Landlord assumes no responsibility of any kind whatsoever in reference to said automobile parking facilities or the use thereof by Tenant, its employees, agents or invites, or by anyone else.
Landlord may, at its sole discretion, determine whether parking facilities shall be surface, underground, multideck, and where they shall be located. Landlord may, at any time, and from time to time, limit access to the parking facilities by means of attendants and/or other devices, and make other changes in the layout and operation of the parking facilities, including, without limiting the generality of the foregoing, changes in locations of entrances, exits and parking spaces. No delay or failure by Landlord to enforce its parking rules and regulations or its or]her rights hereunder, and no waiver by Landlord of any breach thereof, shall be deemed to be a waiver of any succeeding breach, or prevent any subsequent or other enforcement thereof by Landlord. *SEE ADDENDUM

    ARTICLE 20 - PROFESSIONAL COSTS; CONSENTS

    20.1 LEGAL COSTS. If either party incurs any costs or expenses in connection with any action instituted by either party by reason of any dispute pursuant to this Lease or for the recovery of any sum due under this Lease, or because of the breach of any provisions of this Lease by either party, or for any other relief pursuant to this Lease, or in the event of any other litigation between the parties with respect to this Lease, then all costs and expenses, including without limitation, its actual professional fees such as appraisers', accountants, and attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action or dispute and shall be enforceable whether or not the action is prosecuted to judgment. The provisions contained in this Section 20.1 shall survive the expiration or earlier termination of this Lease, and in the event any action or proceeding is instituted to recover possession of the Premises following the expiration or earlier termination of this Lease, the provisions contained in this Section 20.1 shall be applicable. *SEE ADDENDUM

    20.2 LANDLORD'S CONSENT. Tenant shall pay all attorneys' fees incurred by Landlord in connection with Tenant's request for Landlord's consent under
Article 15 (Restrictions On Transfer), or in connection with any other act which Tenant proposes to do and which requires Landlord's consent, whether or not such consent is granted. Tenant shall also reimburse Landlord for all costs, including, without limitation, engineering and architect fees it incurs in reviewing any remodeling, tenant improvement plans or other requests submitted by Tenant, whether or not consent or approval is granted.

    ARTICLE 21- SIGNS

    Tenant shall not place, erect or maintain any sign in or upon the Premises which is visible from the exterior thereof or in or upon the Building or the Project without Landlord's prior written consent and without compliance with the provisions of Exhibit F. *SEE ADDENDUM

    ARTICLE 22 - LANDLORD'S BREACH - NOTICE

    If Landlord fails to perform any covenant, condition or agreement contained in this Lease within thirty (30) days after receipt of written notice from Tenant specifying such failure (or if such failure cannot reasonably be cured within 30 days, if Landlord does not commence to cure the failure within that 30-day period), then such failure shall constitute a default hereunder and Landlord shall be liable to Tenant for any damages sustained by Tenant as a result of Landlord's default; provided, however, it is expressly understood and agreed that if Tenant obtains a money judgment against Landlord resulting from any default or other claim arising under this Lease, judgment shall be satisfied only out of the rents, issues, profits and other income actually received on account of Landlord's right, title and interest in the Premises or Building, and no other real, personal or mixed property of Landlord

(or of the officers, shareholders, directors, partners or principals of Landlord, if any) wherever situated, shall be subject to levy, attachment or execution, or otherwise used to satisfy any such judgment. Tenant hereby waives any right to satisfy a judgment against Landlord except from the rents, issues, profits and other income actually received on account of Landlord's right, title and interest in the Premises or Building. Tenant shall not have the right to terminate this Lease or to withhold, reduce or offset any amount against any payments of Rent or any other charges due and payable under this Lease, except as otherwise specifically provided herein.

    Tenant agrees to send, by certified or registered mail to any mortgagee or deed of trust beneficiary of the Building whose address has been furnished to Tenant, a copy of any notice of default served by Tenant on Landlord. If Landlord fails to cure such default within the time provided for in this Lease, such mortgagee or beneficiary shall have an additional thirty (30) days to cure such default; provided that if such default cannot reasonably cured within that thirty (30) day period, then such mortgagee or beneficiary shall have such additional time to cure the default as is reasonably necessary under the circumstances.

    ARTICLE 23 - LATE CHARGES

    Tenant's failure to pay Rent promptly may cause Landlord to incur unanticipated costs, the exact amount of which are impractical or extremely difficult to ascertain. Such costs may include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord by any ground lease, mortgage or trust deed encumbering the property. Therefore, if Landlord does not receive any Rent payment, Tenant shall pay Landlord a late charge equal to the greater of One Hundred Dollars ($100), or ten percent (10%) of the overdue amount. The parties agree that such late charge represents a fair and reasonable estimate at the date of this Lease of the administrative costs Landlord shall incur by reason of such late payment. In addition, Tenant shall pay to Landlord upon written notice thereof, all costs incurred by Landlord for attorneys' fees in connection with the collection of such Minimum Monthly Rent or Additional Rent. *See Addendum

    Anything to the contrary in this Lease notwithstanding, Tenant hereby agrees that if it fails to pay Minimum Monthly Rent, Additional Rent or any other monetary obligation which Tenant is required to pay under this Lease when due, for any two (2) consecutive months, or for any three (3) months in a calendar year, Minimum Monthly Rent for the remaining Term shall automatically be adjusted to be quarterly Rent, payable in advance, by cashier's check, commencing upon the first day of the month following such consecutive late month, or the third late month in a calendar year, and continuing thereafter for the remaining Term. Time is strictly of the essence with respect to the provisions of this paragraph.

    ARTICLE 24 - INTEREST ON PAST-DUE OBLIGATIONS

    Any and all amounts owed by Tenant to Landlord which are not paid when due shall bear interest at the rate of ten percent (10%) per annum from the due date of such amount ("Interest Rate"). However, interest shall not be payable on late charges incurred by Tenant. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the Interest Rate is higher than the rate permitted by law, the Interest Rate is hereby decreased to the maximum legal interest rate an individual is permitted to charge by law.

    ARTICLE 25 - BUILDING PLANNING

    Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by the Tenant. Tenant shall sign any of the aforementioned documents upon request of Landlord. If Tenant fails to do so within ten ( 10) days after written request, Tenant hereby makes, constitutes and irrevocably appoints Landlord, or any transferee or successor of Landlord, the attorney-in-fact of Tenant to execute and deliver any such instrument or document.

    ARTICLE 26 - NOTICES

    All notices required or permitted under this L,ease shall be in writing and shall be personally delivered or sent by certified mail, return receipt requested, postage prepaid, by nationally or locally recognized overnight or same day delivery service which provides for acknowledgement of delivery (i.e., Federal Express) or by telefacsimile ("FAX") machine capable of confirming transmission and receipt. Notices to Landlord and Tenant shall be delivered to the address set forth in Section 1.9 above. Either party may change its notice address upon written notice to the other party, except that Landlord may in any event use the Premises as Tenant's address for notice purposes after the Commencement Date. A copy of all notices required or permitted to be given to Landlord hereunder shall be concurrently transmitted to such party or parties at such addresses as Landlord may, from time to time, hereafter designate by notice to Tenant.

    ARTICLE 27 - MODIFICATION FOR LENDER

    If, in connection with obtaining construction, interim or permanent financing or refinancing for the Building, Landlord's lender shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially and adversely affect the leasehold interest hereby created or Tenant's rights hereunder.

    ARTICLE 28 - CORPORATE AUTHORITY; PARTNERSHIP AUTHORITY

    If Tenant is a corporation, each person signing this Lease on behalf of Tenant represents and warrants that he has full authority to do so and that this Lease binds the corporation. Concurrently with the signature of th is Lease by Tenant, Tenant shall deliver to Landlord a certified copy of a resolution of Tenant's Board of Directors authorizing the execution of this Lease or other evidence of such authority reasonably acceptable to Landlord. If Tenant is a partnership, each person signing this

Lease for Tenant represents and warrants that he is a general partner of the partnership, that he has full authority to sign for the partnership and that this Lease binds the partnership. Concurrently with Tenant's signature of this Lease, Tenant shall deliver to Landlord a copy of Tenant's recorded statement of partnership or certificate of limited partnership.

    ARTICLE 29 - FORCE MAJEURE

    The period for performance of any obligation by either party shall be extended (except for Tenant's obligations to pay Minimum Monthly Rent, Additional Rent and other charges due pursuant to this Lease, which obligations shall not be extended) by the period of any delay in performance caused by an act of God, labor strike, adverse weather conditions, shortage of materials, war, invasion, acts of a public enemy, governmental preemption in connection with a national emergency, riot, laws, rules, regulations or order of governmental or military authorities, or failure or defect in the supply, quantity or character of utilities furnished to the Building or Premises (collectively "Force Majeure Event"), excluding from all the foregoing, financial inability.

    ARTICLE 30 - BROKERS

    The parties recognize that the brokers who negotiated this Lease are the brokers whose names are stated in Section 1.13 of the Fundamental Lease Provisions, and agree that Landlord shall be solely responsible for the payment of brokerage commissions to said brokers, and that Tenant shall have no responsibility therefor. Tenant represents and warrants to Landlord that to Tenant's knowledge no other broker, agent or finder negotiated or was instrumental in negotiating or consummating this Lease, and that Tenant knows of no other real estate broker, agent or finder who is, or might be, entitled to a commission or compensation in connection with this Lease. Any broker, agent or finder of Tenant whom Tenant has failed to disclose herein shall be paid by Tenant. Tenant shall hold Landlord harmless from all damages and indemnify Landlord for all said damages paid or incurred by Landlord resulting from any claims that may be asserted against Landlord by any broker, agent or finder undisclosed by Tenant herein. *SEE Addendum

    ARTICLE 31 - SECURITY MEASURES

    Tenant hereby acknowledges that Landlord shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises, Building, Common Areas or the Project. Tenant assumes all responsibility for the protection of Tenant, its agents, employees and invitees, and the property of Tenant, of the Tenant's agents, employees and invitees from the acts of third parties. However, nothing herein contained shall prevent Landlord, at Landlord's option, from providing security protection for the Building or the Project, or any part thereof, in which event the cost thereof shall be included within the definition of Direct Expenses.

    ARTICLE 32 - LANDLORD'S RESERVATIONS

    Landlord shall have the following rights: (i) to change the name, address or title of the Building or the Project; (ii) to permit any tenant the exclusive right to conduct any business, as long as such exclusive right does not conflict with any rights expressly given to Tenant herein; and (iii) to place such signs, notices or displays as Landlord reasonably deems necessary or advisable upon the roof, exterior of the Building or the Project, if any, or on pole signs in the Common Areas. Landlord further reserves the absolute right to effect such other tenancies in the Building as Landlord, in its sole business judgment, determines best promotes the interests of the Building. Landlord does not represent, and Tenant does not rely on the possibility, that any specific tenant or number of tenants will occupy space in the Building during the Term.

    ARTICLE 33 - MISCELLANEOUS PROVISIONS

    33.1 WAIVER. No delay or omission in the exercise of any right or remedy of Landlord or Tenant shall impair such a right or remedy or be construed as a waiver. The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default. No act or conduct of Landlord, including, without limitation, the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Term. Only a written notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary

    Landlord's consent to or approval of any subsequent act by Tenant. Any waiver by Landlord of any default must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

    33.2 IDENTIFICATION OF TENANT. If more than one person executes this Lease as Tenant, (a) each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed and performed by Tenant, and
(b) the term 'Tenant~ as used in this Lease shall mean and include each of them jointly and severally and the act of or notice From, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed. The term "Tenant~ shall include legal representatives, successors and assigns.

    33.3 IDENTIFICATION OF LANDLORD. The term "Landlord" as used in this Lease, so far as covenants or obligations on the part of Landlord are concerned, shall be limited to mean and include only the owner o owners at the time in question of the fee of the Premises, and in the event of any transfer, assignment or other conveyance or transfers of any such title or leasehold, the Landlord hereunder named (and in case of any subsequent transfer or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such Transfer, assignment or conveyance of all liability as respect the performance of any covenants or obligations on the part of Landlord contained in this Lease thereafter to be performed and, without further agreement, the transferee of such title shall be deemed to have assumed and agreed to observe and perform any and all obligations of the Landlord hereunder, during its ownership of the Premises. Landlord may transfer its interest in the Premises without the consent of Tenant, and such transfer or subsequent transfer shall not be deemed a violation on Landlord'; part of any of the terms and conditions of this Lease.

    33.4 BINDING EFFECT. Each and all of the covenants, conditions and restrictions in this Lease shall inure to the benefit of and shall be binding upon the successors in interest of Landlord, and subject to the provisions of
Article 15, authorized encumbrancers, assignees, transferees, subtenants, licensees, and other successors in interest of Tenant.

    33.5 NON-DISCRIMINATION. Tenant covenants and agrees, and it is a condition to the continuance of this Lease, that there will be no discrimination against, or segregation of, any person or group of persons on the basis of race, color, sex, creed, national origin or ancestry, in the leasing, subleasing, transferring, occupancy, tenure or use of the Premises or any portion thereof.

    33.6 CONFLICT OF LAWS AND CHOICE OF JURISDICTION. This Lease shall be governed by and construed pursuant to the laws of the State of California. Any litigation concerning this Lease between the parties hereto shall be initiated in the California court having jurisdiction over the area where the Building is located.

    33.7 SEVERABILITY. A determination by a court of competent jurisdiction that any provision of this Lease or any part thereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or this Lease, which shall remain in full force and effect. It is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

    33.8 INTERPRETATION. The captions of the articles and sections of this Lease are to assist the parties in reading this Lease and are not a part of the terms or provisions of this Lease. Whenever required by the context of this Lease, the singular shall include the plural, and the plural shall include the singular. The masculine, feminine and neuter genders shall each include the other. The word "person" shall include corporations, firms, partnerships or associations. In any provision relating to the conduct, acts or omissions of Tenant, the term "Tenant" shall include Tenant's agents, employees, contractors, invites, successors or others using the Premises with Tenant's expressed or implied permission. It is also agreed that no specific words, phrases, or clauses herein used shall be taken or construed to control, limit or cut down the scope or meaning of any general words, phrases or clauses used in connection therewith. Although the printed provisions of this Lease were drawn by Landlord, this Lease shall not be construed either for or against Landlord or Tenant, as this Lease has been prepared with the participation of both parties and both parties have either been represented by attorneys or have had the opportunity for such representation in the negotiation of its contents.

    33.9 INCORPORATION OF PRIOR AGREEMENTS: MODIFICATIONS. This Lease contains all agreements of take parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither the real estate brokers identified in Section 1.13 of the Fundamental Lease Provisions, nor any cooperating broker on this transaction, nor the Landlord, or any employee or agents of any of said persons, has made any oral o written warranties or representations to Tenant relative to the condition or use by Tenant of the Premises or the Building, and Tenant acknowledges that Tenant assumes all responsibility regarding the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the Term.

    33.10 EXAMINATION OF LEASE. Submission of this Lease for examination or signature by Tenant does not constitute a reservation of or option for Lease, and it is not effective as a Lease or otherwise until signature by and delivery to both Landlord and Tenant.

    33.11 TIME. Time is of the essence with respect to the performance of every provision of this Lease in which time or performance is a factor.

    33.12 ACCORD AND SATISFACTION. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease.

    33.13 NONRECORDATION OF LEASE. Tenant shall not record this Lease or a short form memorandum thereof.

    33.14 COVENANTS AND CONDITIONS. All of the provisions of this Lease shall be deemed as running with the land, and construed to be "conditions,~ as well as "covenants," as though the words specifically expressing or imparting covenants and conditions were used in each separate provision.

    33.15 NEGATION OF PARTNERSHIP. Landlord shall not become or be deemed a partner or joint venturer with Tenant by reason of the provisions of this Lease.

    33.16 CONSENT OF LANDLORD AND TENANT. Wherever in this Lease consent or approval is required from either party to any action by the other, such consent or approval shall be given in writing and shall not be unreasonably withheld, unless expressly provided otherwise in this Lease. Landlord shall not be deemed to have withheld its consent unreasonably where Landlord's right to give its consent is conditioned on Landlord obtaining the consent of any other person, agency or authority having the right to withhold its consent pursuant to any agreement or law, and such person, agency or authority does withhold its consent. If Landlord or Tenant unreasonably fails to give any such consent, the other party shall be entitled to specific performance in equity and shall have such other remedies as are reserved to it under this Lease, but in no event shall Landlord or Tenant be responsible in monetary damages for failure to give such consent.

                      [Balance of Page Intentionally Left Blank

    33.17 LEASE EXECUTION DATE. This Lease shall become effective and binding upon both parties upon the last date set forth below signifying execution by the parties to this Lease. *SEE ADDENDUM

                        LANDLORD

                        Regents Park Financial Center, Ltd.
                        a California limited partnership


                        By: The Lomas Santa Fe Group, a California corporation (General Partner


DATE: 11/30/95              By: /s/ RICHARD E. KELLER
______________________          ____________________________________

                            Name: Richard E. Keller
                                  __________________________________

                            Title: President
                                   _________________________________


Date: 11/30/95              By: /s/ MATTHEW J. ROOT
______________________          _____________________________________

                            Name: Matthew J. Root
                                  ___________________________________

                            Title: Director of Leasing
                                   __________________________________


                        TENANT

                        Southern California Bank
                        a California corporation


Date: 11/9/95               By: /s/ DAVID A. MCCOY
_______________________         _____________________________________

                            Name: David A. McCoy
                                  ___________________________________

                            Title: EVP/COO
                                   __________________________________


Date: ________________  By: _________________________________________
                            Name: ___________________________________
                            Title: __________________________________

                            REGENTS PARR FINANCIAL CENTRE

                                  ADDENDUM TO LEASE

    This Addendum to Lease ("Addendum") is entered into by and between REGENTS PARK FINANCIAL CENTRE, LTD., A CALIFORNIA LIMITED PARTNERSHIP ("Landlord") and SOUTHERN CALIFORNIA BANK, A CALIFORNIA CORPORATION ("Tenant"), and is made to the Regents Park Financial Centre Office Lease dated for reference purposes only as of October 25, 1995 ("Lease").

    Landlord and Tenant hereby agree that notwithstanding anything contained in the Lease to the contrary, the provisions set forth below shall be deemed to be a part of the Lease and shall supersede, to the extent appropriate, any contrary provision in the Lease. All references in the Lease and in this Addendum to "Lease" shall be construed to mean the Lease, as amended and supplemented by this Addendum. Unless specifically defined in this Addendum, all capitalized terms used in this Addendum shall have the same meaning as the terms used in the Lease.

                       ARTICLE 1 - FUNDAMENTAL LEASE PROVISIONS

    1.5 PREMISES. The following is deemed added to Section 1.5 of the Fundamental Lease Provisions:

    Landlord and Tenant acknowledge that concurrently with the execution of this Lease, Tenant and Citicorp Savings, a Federal Savings and Loan Association ("Citicorp") are entering into a sublease (the "Citicorp Sublease") for those certain premises consisting of approximately 3,471 rentable square feet located on the ground floor of the Building and designated as Suite 125 ("Suite 125"). In addition, concurrently with the execution of this Lease, Landlord and Tenant are entering into a separate lease for Suite 125 (the "Suite 125 Continuation Lease") which will permit Tenant to remain in possession of Suite 125 following the expiration of the term of the Citicorp Sublease on the terms and conditions set forth therein.

    1.6 TERM. The first sentence of Section 1.6 of the Fundamental Lease Provisions is deemed deleted and replaced with the following:

         The Term shall be eighty four (84) months commencing on the first to occur of (i) of November 1, 1995; or (ii) the date commences business in the Premises (such date hereinafter referred to as the "Commencement Date").


         1.11.2 MINIMUM MONTHLY RENT.    Section 1.11.2 of the Fundamental
Lease Provisions is deemed deleted and replaced wi h the following:

    Minimum Monthly Rent for the Term shall be payable in accordance with the following schedule:

    Months 1 through 12           $1.60 per rentable square foot
    full service ($3,360.00/month)

    Months 13 through 24          $1.66 per rentable square foot
    full service ($3,486.00/month)

    Months 25 through 36          $1.73 per rentable square foot
    full service ($3,633.00/month

    Months 37 through 48          $1.80 per rentable square foot
    full service ($3,780.00/month)

    Months 49 through 60          $1.87 per rentable square foot
    full service ($3,927.00/month)

    Months 61 through 72          $1.95 per rentable square foot
    full service ($4,095.00/month)

    Months 73 through 84          $2.02 per rentable square foot
    full service ($4,242.00/month)

                                  ARTICLE 2 - LEASE

    2.2  DELAY IN COMMENCEMENT. The following is deemed added l:o the end of
Section 2.2 of the Lease:

    Despite anything in this Lease to the contrary, if Landlord has not delivered possession of the Premises to Tenant by December 1, 1995 (the "Outside Delivery Date"), then Tenant may, by written notice delivered to Landlord no later than ten (10) days after the Outside Delivery Date (but prior to Landlord's actual delivery of possession of the Premises), elect to terminate this Lease and upon such termination the parties shall be released from all obligations to the other pursuant to this Lease.

    2.6 OPTION TO EXTEND TERM. The following provision is deemed added to the Lease as Section 2.6:

         OPTION TO EXTEND TERM. Landlord hereby grants to Tenant one(1) option ("Option") to extend the Term of this Lease for one (1) additional period of sixty (60) months ("Option Term"). The Option must be exercised, if at all, by written notice ("Option Notice") delivered by Tenant to Landlord no earlier than twelve (12) months and no later than nine (9) months prior to the end of the initial eighty four (84) month Term. Further, the Option shall not be deemed to be properly exercised if, as of the date of the Option Notice or at the end of the initial Term, Tenant (i) is in default under th s Lease or the Suite 125 Continuation Lease beyond an applicable cure period, (ii) has assigned all or any portion of this Lease or the Suite 125 Continuation Lease or its interest therein; or (iii) has sublet all or any portion of the Premises or Suite 125. Provided (a) Tenant has proper]y and timely exercised the Option, (b) Tenant has also proper]y and timely exercised its option to extend the term of the Suite 125 Continuation Lease as provided therein (which exercise may be concurrent with Tenant's exercise of the Option provided for herein), and (c) Landlord and Tenant reach agreement on the Minimum Monthly Rent payable for the Option Term as provided below, the initial Term shall be extended by the Option Term, and all terms, covenants and conditions of the Lease shall remain unmodified and in full force an effect, except that there shall be no further extension of the Term following the Option Term and the Minimum Monthly Rent for the Option Term shall be the then prevailing market rent then being charged by Landlord to new tenants for comparable space in the Building, or, if insufficient comparable transactions exist in the Building, then the rate being charged to new tenants for comparable space by landlords of similar office premises in the same general market area of the Building, with similar amenities, taking into consideration the size and location of the premises, the proposed term of the Option Term, the time the particular rental under consideration was agreed upon and became or is to become effective, the extent of improvements and services to be provided and any other relevant terms and conditions.

Landlord shall use its best efforts to provide Tenant with its determination of the Minimum Monthly Rent for the Option Term within thirty (30) days of its receipt of a timely Option Notice from Tenant ("Landlord's Determination"). Tenant shall have fifteen (15) days ("Tenant's Review Period") after receipt of Landlord's Determination within which to accept Landlord's Determination or to reasonably object thereto in writing. In the event Tenant fails to object to Landlord's Determination in writing within such fifteen (15) day period, Landlord's Determination shall be deemed accepted. If Tenant reasonably objects to Landlord's Determination, the parties shall then have thirty (30) days (the "Negotiating Period") after the expiration of Tenant's Review Period within which to agree on new Minimum Monthly Rent for the Option Term. If the parties agree on the Minimum Monthly Rent for the Option Term within the Negotiating Period, they shall immediately execute an amendment to this Lease setting forth the new Minimum Monthly Rent. If the parties are unable to agree on the Minimum Monthly Rent for the Option Term within the Negotiating Period then each party shall place in a separate sealed envelope their final proposal as to Minimum Monthly Rent for the Option Term and such determination shall be submitted to arbitration as set forth below.

Landlord and Tenant shall meet with each other within five (5) business days of the expiration of the Negotiating Period, exchange the sealed envelopes, and then open such envelopes in each other's presence. If Landlord and Tenant do not mutually agree upon the Minimum Monthly Rent for the Option Term within five (5) business days of the exchange and opening of envelopes, then, within ten (10) business days of the exchange and opening of envelopes Landlord and Tenant shall agree upon and jointly appoint a single arbitrator who shall by profession be a real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of comparable office buildings. Neither Landlord nor Tenant shall consult with such broker as to his or her opinion as to the Minimum Monthly Rent for the Option Term prior to the appointment. The determination of the arbitrator shall be limited solely to the issue of whether Landlord's or Tenant's submitted Minimum Monthly Rent for the Premises is the closer to the actual prevailing market rent for the Premises as determined by the arbitrator, taking into account the requirements of this Section. Such arbitrator may hold such hearings and require such briefs as the arbitrator, in his or her sole discretion, determines is necessary. In addition, Landlord or Tenant may submit to the arbitrator with a copy to the other party within five (5) business days after the appointment of the arbitrator any market data and additional information that such party deems relevant to the determination of Minimum Monthly Rent for the Option Term ("Market Rent Data") and the other party may submit a reply in writing within five (5) business days after receipt of such Market Rent Data.

If Landlord and Tenant fail to agree upon and appoint an arbitrator, then the appointment of the arbitrator shall be made by the Presiding Judge of the San Diego County Superior Court, or, if he or she refuses to act, by any judge having jurisdiction over the parties.

The arbitrator shall, within thirty (30) days of his or her appointment, reach a decision as to whether the parties shall use Landlord's or Tenant's submitted Minimum Monthly Rent, and shall notify Landlord and Tenant of such determination; provided, however, notwithstanding anything in this Section to the contrary, under no circumstances shall the Minimum Monthly for the initial year of the Option Term be less then the amount of the Minimum Monthly Rent payable by Tenant for the calendar month immediately preceding the commencement of the Option Term.

The decision of the arbitrator shall be binding upon Landlord and Tenant. The cost of arbitration shall be paid by Landlord and Tenant equally.

If the Minimum Monthly Rent for the Option Term shall not have been determined by the commencement of the Option Term, Tenant shall continue to pay the Minimum Monthly Rent payable as of the month immediately preceding such commencement until the Minimum Monthly Rent is established so that the Minimum Monthly Rent established for the Option Term shall be retroactive to the commencement of the Option Term.

                                   ARTICLE 3 - RENT

    3.2 ADJUSTMENTS TO MINIMUM MONTHLY RENT. Section 3.2 is deemed deleted in its entirety.

            ARTICLE 4 - OTHER CHARGES PAYABLE BY TENANT (ADDITIONAL RENT)

         4.1.3.3 DIRECT EXPENSE EXCLUSIONS. The following items shall be deemed added to the list of items excluded from Direct Expenses set forth in Section
4.1.3.3 of the Lease:

              (xviii) Costs associated with the operation of the business of the ownership or entity which constitutes "Landlord", as distinguished from the costs of Building operations:

              (xix) Costs incurred in connection with the original construction of the Building;

              (xx) Costs of correcting defects in the original design or construction of the Building;

              (xxi) Costs for which Landlord is reimbursed by insurance carried by Landlord or Tenant pursuant to this Lease;

              (xxii) Bad debt losses, rent losses, or reserves for the same;

              (xxiii) Fines and penalties;

              (xxiv) Except for rent and related expenses incurred by Landlord while making repairs or keeping permanent systems in operation, rent and related expenses incurred in leasing air conditioning systems, elevators or other similar equipment considered to be of a capital nature.

         It is understood that Direct Expenses shall be reduced by all cash discounts, trade discounts or quantity discounts actually received by Landlord or Landlord's managing agent in the purchase of any goods, utilities or services in connection with the operation of the Building. In the calculation of any Direct Expenses pursuant to this Lease, it is understood that no expenses shall be charged more than once. Landlord shall use commercially reasonable best efforts to effect an equitable proration of bills and services rendered to the Building and to any other property owned by Landlord. Landlord agrees to maintain its books and records showing Direct Expenses in accordance with Landlord's standard accounting practices consistently maintained on a year-to-year basis.

         4.2.1 INCREASES IN DIRECT EXPENSES/ADDITIONAL RENT. The references in
Section 4.2.1 to "sixty (60) days" are deemed changed to "one hundred and twenty
(120) days").

    4.5 BUILDING SERVICES AND UTILITIES. The first sentence of Section 4.5 is deemed deleted and replaced with the following:

    Landlord shall furnish to the Premises during the normal business hours of Tenant, which are 8:00 a.m. to 7:00 p.m. Monday through Friday and 9:00 a.m. to 1:00 p.m on Saturdays ("Business Hours"), except for those holidays designated annually by Landlord, heating, ventilating and air conditioning ("HVAC Service") as required for the comfortable occupancy of the Premises as reasonably determined by Landlord.

                             ARTICLE 5 - USE OF PREMISES

    5.3 HAZARDOUS SUBSTANCES. The following provisions are deemed added to the end of Section 5.3 of the Lease:

Landlord represents and warrants that except for materials and substances typically used in offices such as cleaning fluids and copy toner, Landlord has no actual knowledge of the existence of any Hazardous Substances in, on or under the Building or the real property on which the Building is located. Landlord hereby agrees to indemnify and hold harmless Tenant, its directors, officers, employees, and agents, and any successors, from and against any and all liability, directly or indirectly arising out the use, generation, construction, manufacturing, storage, or dispose of Hazardous Substances in, on or under the Building and/or the Premises, the Landlord, its agent, employees or contractors to the extent that such action is attributable, directly or indirectly, to the presence or Use, generation, storage, release, threatened release, or disposal of Hazardous Substances by any such person at the Building or on the Premises (or real property on which the Building is located . The representations, warranties and indemnities of Landlord contained in this paragraph shall not be binding upon Teachers Insurance and Annuity ASSOCIATION as the holder of the first lien against the Building or as a successor-in-interest.

                             ARTICLE 7 - INDEMNIFICATION

    7.3 DAMAGE TO TENANT'S PROPERTY. The last sentence of Section 7.3 is deemed deleted and is replaced with the following:

         Tenant hereby agrees that in no event shall Landlord or its agents or employees be liable for consequential damages, including injury to Tenant's business OR ANY loss of income therefrom, nor shall Landlord NOR Tenant nor their respective agents or employees be liable to Landlord or Tenant, as applicable, for any damages caused by the act or neglect of any other tenant in the Building.

                   ARTICLE 8 - MAINTENANCE, REPAIRS AND ALTERATIONS

    8.1  LANDLORD'S OBLIGATIONS. The following is deemed added to the end of
Section 8.1 of the Lease: Landlord agrees that in carrying out its obligation~ pursuant to this Section 8.1, Landlord will not unreasonably interfere with the conduct of Tenant's business in the Premises, and if possible on a commercially reasonable basis, with respect to any maintenance or repairs to be performed within the Premises, Landlord will endeavor to perform such maintenance or repairs after the regular business hours of Tenant.

                      ARTICLE 13 - LANDLORD'S ENTRY ON PREMISES

    13.1  ENTRY BY LANDLORD. The following is deemed added to the end of
Section 13.1: Despite the foregoing, in recognition of Tenant's security concerns, Landlord agrees that prior to any entry into the Premises for the purposes set forth above, Landlord agrees to provide Tenant with reasonable advance written notice, except if such entry is required as a result of an emergency, in which case no such notice shall be required.

         13.1.1 The first two lines of Section 13.1.1 are deemed

                        ARTICLE 15 - RESTRICTIONS ON TRANSFER

    15.1 LANDLORD'S CONSENT REQUIRED. The following is deemed added to the end of Section 15.1 of the Lease:

         Despite anything in this Article 15 to the contrary, Tenant shall have the right, without Landlord's consent, to assign this Lease or to sublet all or any portion of the Premises to (i) any subsidiary corporation or parent corporation of Tenant, or (ii) any corporation which Tenant may merge or consolidate, or (iii) any corporation acquiring substantial:.y all of the assets and/or stock of Tenant. As used in this Lease, corporations are related as "parent" or "subsidiary":of such corporation owns fifty percent (50%) or more of the voting stock of another corporation. Even though Landlord s consent to the preceding Transfers is not required, Tenant agrees that Tenant will provide Landlord with written notice of any such Transfer no later than ten (10) days after the effective date of any such Transfer.

    15.3 LANDLORD' 8 ELECTION. Landlord's right to recapture the Premises as set forth in subparagraph 15.3 (i) is deemed deleted.

    15.9  TENANT'S REMEDY. Section 15.9 is deemed deleted in it's entirety.

                                 ARTICLE 16 - DEFAULT

    16.2 DEFAULTS. All references to "three (3) days" in Section 16.2 are deemed changed to "five (5) days". In addition, the following is deemed added to the end of Section 16.2: In addition to all of the foregoing, any event of default by Tenant under either the Citicorp Sublease or the Suite 125 Continuation Lease, as applicable, shall also constitute an "Event of Default" for purposes of this Lease.

                          ARTICLE 17 - REMEDIES UPON DEFAULT

    17.2  JURY TRIAL WAIVER. Section 17.2 is deemed deleted in its entirety.

                  ARTICLE 18 - PROTECTION OF LENDERS AND TRANSFEREES

    18.1  SUBORDINATION. The following is deemed added to the end of Section
18.1 of the Lease:

    Landlord shall use its commercially reasonable best efforts to obtain and deliver to Tenant an agreement in writing from each existing mortgagee with a lien encumbering the Premises and/or the lessor of any existing ground lease affecting the Premises which provides that, so long as Tenant is not in default of any of the terms, covenants, conditions, provisions or agreements of this Lease, Tenant's possession of the Premises shall not be disturbed by reason of the foreclosure of any such mortgage or the termination of any such ground lease, but Landlord shall have absolutely no liability whatsoever to Tenant if Landlord is not successful in obtaining any such agreement for Tenant nor shall Tenant have any right to terminate this Lease because of Landlord's failure to obtain such an agreement.

                              ARTICLE 19 - COMMON AREAS

    19.3 VEHICLE PARKING~. The first and second sentences of subsection 19.3.1 shall be deemed deleted and the following shaLl be deemed inserted in place thereof:

    During the Term, Tenant shall be entitled to use the number of vehicle parking spaces set forth in Section 1.14 of the Fundamental Lease Provisions at no additional charge.

                      ARTICLE 20 - PROFESSIONAL COSTS: CONSENTS

    20.1 LEGAL COSTS. The jury trial waiver set forth in the second sentence of Section 20.1 is deemed deleted in its entirety.

                              ARTICLE 21 - SIGNS

    The following provisions are deemed added to Article 21 of the Lease:

         Notwithstanding the foregoing, Landlord and Tenant specifically acknowledge and agree that so long as Tenant is occupying and is in possession of the Premises and Suite 125 (pursuant to the Citicorp Sublease or the Suite 125 Continuation Lease), Tenant shall have the right during the Term, at Tenant's sole cost and expense, and be permitted l:o install two (2) signs identifying Tenant on the exterior of the Building ("Building Signs"). The Building Signs shall be on the Building facade, above the window line, and in a locations mutually approved by Landlord and Tenant. :n addition to the Building Sign, Tenant shall, provided space:s available, be permitted, at Tenant~s expense, to install an additional sign identifying Tenant on one (1) of the Building's monument signs ("Monument Signs"). The Building Signs and the Monument Sign are hereinafter collectively referred to as the "Tenant Signs". Tenant acknowledges and agrees that the Tenant Signs must conform to Landlord's sign criteria and any restrictive encumbering the Building and are subject to further approval by the City of San Diego. The Tenant Signs shall be constructed and installed by a sign contractor approved by Landlord and shall be performed in a lien free manner in accordance with the provisions of this Lease. Tenant shall, at Tenant's sole cost and expense, maintain the Tenant Signs pursuant to a maintenance program reasonably approved by Landlord. Upon (i) the expiration or earlier termination of this Lease, and/or (ii) if Tenant is no longer occupying and in possession of the Premises and Suite 125 pursuant to the Citicorp Sublease or the Suite 1-5 Continuation Lease, Tenant shall, at Tenant's sole cost and expense, and subject to Landlord's supervision, cause the Tenant Signs to be removed and the Building and the monuments to be restored to the condition existing prior to the installation of Tenant's Signs. If Tenant fails to maintain the Tenant Signs and/or remove such signs and restore the Building or monuments as required herein within thirty (30) days after Landlord's written request therefor, then without further notice, Landlord may perform such work, and all costs and expenses incurred by Landlord in performing such work shall be reimbursed by Tenant to Landlord within ten (10) days after Landlord's delivery of an invoice therefor to Tenant. Tenant further specifically acknowledges and agrees that the Building Sign and Monument Sign rights granted to Tenant herein are personal to Southern California Bank and may not be assigned or transferred to, or utilized by, any other person or entity.

                              ARTICLE 23 - LATE CHARGES

    The words "when due" in the fourth and fifth lines of Article 23 are deemed deleted and replaced with the following: "within five (5) days of the date due".

                            ARTICLE 25 - BUILDING PLANNING

    The first paragraph of Article 25 is deemed deleted.

                                 ARTICLE 30 - BROKERS

    The following provisions are deemed added to the end of Article 30 of the
Lease:

    Landlord agrees to pay Landlord's broker a commission in accordance with a separate agreement between Landlord and such broker. Landlord shall hold Tenant harmless from all damages and indemnify Tenant for all said damages paid or incurred by Tenant resulting from any claims that may be asserted against Tenant by the brokers identified in Section 1.13 of the Fundamental Lease provisions or any broker, agent or finder undisclosed by Landlord herein.

                              ARTICLE 33 - MISCELLANEOUS

    The following is deemed added to Article 33 as Section 33.113:

    33.18 CONTINGENCY. Landlord and Tenant specifically acknowledge and agrees that notwithstanding anything to the contrary in this Lease, the continuing effectiveness of this Lease is expressly contingent upon the following: No later than February 29, 1996, Tenant shall have received the regulatory approvals from the California Department of Corporations and the FDIC necessary for Tenant to operate the Premises as a branch banking facility (hereinafter the "Regulatory Approvals". If Tenant has not obtained the Regulatory Approvals on or before the date specified above, then Tenant shall have a one-time right, at its option, to terminate this Lease by written notice to Landlord given no later than March 5, 1996, in which case this Lease shall terminate on the date specified in Tenant's notice (which date shall be at least thirty (30) from the date of Tenant s notice) and on the effective date of such termination, this Lease shall be of no further force or effect except for obligations, if any, which have accrued prior to the date of such termination or which expressly survive the expiration or earlier termination of this Lease. If Tenant has not obtained the Regulatory Approvals by the February 29, 1996, and Tenant does not give Landlord a notice to terminate this Lease on or before March 5, 1996, then this condition shall be deemed satisfied and Tenant shall have no further right to terminate this Lease.

    If Tenant terminates this Lease as a result of Tenants failure to obtain the Regulatory Approvals on or before the date specified above, Tenant shall (i) satisfy all monetary and non-monetary obligations under the Lease through the effective date of such termination and (ii) no later than thirty (30) days after the effective date of such termination Tenant shall deliver to Landlord cash or a certified check in an amount equal to (a) the full amount of the Tenant Improvement Allowance provided to Tenant under this Lease, PLUS (b) the full amount of brokerage commissions paid by Landlord in connection with this Lease and the Suite 125 Continuation Lease, PLUS (c) all attorneys' fees and cost:s incurred by Landlord in connection with this Lease, the Suite 125 Continuation Lease and the Citicorp Sublease; provided however, Landlord agrees that the amount of such reimbursement from Tenant for the items identified in subparagraphs (b) and (c) shall in no event exceed $25,000.00 on a cumulative basis, inclusive of any such similar sums Tenant may be required to pay pursuant to the Citicorp Sublease. In addition to the forgoing, as a further condition to such termination, Tenant shall, at Landlord's sole option, return the Premises to the condition which existed prior to the Commencement Date or deliver to Landlord cash or a certified check in an amount reasonably determined by Landlord to be required for Landlord to return the Premises to such condition. The obligations of Tenant set forth herein shall survive the termination of this Lease.

    Except as and to the extent modified by this Addendum, all provisions of the Lease shall remain in full force and effect.

                        LANDLORD

                        Regents Park Financial Centre, Ltd
                        a California limited partnership

                        By: The Lomas Santa Fe Group,
                            a California corporation
                               (General Partner)


DATE: __________________     By: __________________________
                            Name: _________________________
                            Title: ________________________


DATE: __________________     By: __________________________
                            Name: _________________________
                            Title: ________________________


                        TENANT

                        Southern California Bank
                        a California corporation



DATE: __________________     By: __________________________
                            Name: _________________________
                            Title: ________________________


DATE: __________________     By: __________________________
                            Name: _________________________
                            Title: ________________________

                                      Exhibit C

                             TENANT IMPROVEMENT AGREEMENT

                                (Tenant to Construct)

    Landlord and Tenant are executing simultaneously with this Tenant Improvement Agreement ("Agreement"), a written lease ("Lease") covering those certain premises more particularly described in EXHIBIT B to the Lease ("Premises"), in the Building more particularly described in the Lease. Landlord and Tenant agree that Tenant shall improve and prepare the Premises for Tenant's occupancy, on the terms and conditions set forth in this Agreement. To induce Landlord and Tenant to enter into the Lease and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant mutually agree as follows:

    1. GENERAL. The purpose of this Agreement is to set forth how the interior improvements in the Premises as set forth in the Construction Documents, as defined below in Section 2.3 ("Tenant Improvements"), are to be constructed, who will be responsible for the construction of the Tenant Improvements, and the time schedule for the construction and completion of the Tenant Improvements.

         1.1 DEFINED TERMS. Except as defined in this Agreement to the contrary, all terms utilized in this Agreement shall have the same meaning as the defined terms in the Lease.

         1.2 INCORPORATION OF LEASE. The provisions of the Lease, except where clearly inconsistent or inapplicable to this Agreement, are hereby incorporated into this Agreement.

    2. TENANT IMPROVEMENT PLANS. Tenant shall retain a space planner ("Space Planner") to prepare preliminary space plans ("Space Plan") to be utilized in the preparation of final working drawings and specifications for the Tenant Improvements as more particularly described below. Tenant's selection of Space Planner shall be subject to the prior written approval of Landlord, which approval shall not be unreasonably withheld or delayed.

         2.1 SPACE PLAN. If Tenant has not previously delivered a Space Plan to Landlord prior to the date of this Agreement, Tenant shall, within ten (10) business days after the date of this Agreement, deliver the Space Plan to Landlord. The Space Plan shall show the configuration of the proposed Tenant Improvements and contain a ~finish schedule~ and all information necessary for Tenant to have the mechanical, electric~l and engineering drawings (collectively ~Engineering Plans") prepared at Tenant's expense, the cost of which will be deducted from the Tenant Improvement Allowance. Such information submitted as part of the Space Plan shall be in sufficient detail to show locations, types and requirements for all heat loads, people loads, floor loads, power and plumbing, regular and special HVAC needs, telephone communications, telephone and electrical outlets, lighting, light fixtures and related power, and electrical and telephone switches. Landlord shall approve, or disapprove for reasonable reasons, the Space Plan within five (5) business days after Landlord receives the completed Space Plan and, if disapproved, Landlord shall return the Space Plan to Tenant, who shall make all necessary revisions within five (5) business days after Tenant's receipt thereof. This procedure shall be repeated until Landlord ultimately approves the Space Plan. When approved, the Space Plan, as modified, shall be deemed the "Final Preliminary Plans".

         2.2 ENGINEERING PLANS. If required by applicable building regulations, Tenant shall select as the mechanical and electrical engineer a qualified and licensed company, experienced in tenant improvements in San Diego County, California,("Engineer") to prepare Engineering Plans based on the Final Preliminary Plans. Tenant's selection of the Engineer shall be subject to the prior written approval of Landlord, which approval will not be unreasonably withheld or delayed. For purposes of the preparation of the Engineering Plans, the Engineer may assume that the Final Preliminary Plans are precise, correct and in compliance with applicable laws and codes. Upon completion of the Engineering Plans, they will be submitted to Landlord and Space Planner for approval. Landlord shall approve, or disapprove for reasonable reasons, the Engineering Plans within five (5) business days after Landlord receives the Engineering Plans and, if disapproved, return the Engineering Plans to Tenant who shall cause the Engineer to make all necessary revisions within five (5) business days after Landlord's receipt thereof. This procedure shall be repeated until Landlord ultimately approves the Engineering Plans. When approved, the Engineering Plans, as modified, shall be deemed the "Final Engineering Plans".

    3. CONSTRUCTION DOCUMENTS. Within ten (10) business days following Landlord's approval of the Final Preliminary Plans and the Final Engineering Plans (if any), Tenant shall cause Space Planner to prepare final plans and specifications ("Final Tenant Plans") for completion of the Tenant Improvements. Tenant shall then deliver the Final Tenant Plans to Landlord. Landlord shall approve, or disapprove for reasonable reasons, the Final Tenant Plans within five (5) business days after Landlord receives the Final Tenant Plans and, if disapproved, Landlord shall return the Final Tenant Plans to Tenant who shall cause Space Planner to make all necessary revisions within five (6) business days after Tenant's receipt thereof. This procedure shall be repeated until Landlord ultimately approves the Final Tenant Plans. When approved, the Final Tenant Plans, as modified, shall be deemed the "Construction Documents". Any and all costs incurred by Tenant in the preparation of the Construction Documents shall be deducted from the Tenant Improvement Allowance set forth below in Section 6. All deliveries of the Space Plan, Final Preliminary Plans, and Final Tenant Plans shall be delivered by messenger service, by personal hand delivery or by overnight parcel service.

         3.1 LANDLORD'S APPROVAL OF PLANS. Tenant specifically acknowledges that although Landlord has the right to approve the Space Plan, Final Preliminary Plans, Final Engineering Plans, and Final Tenant Plans, Landlord's sole interest in doing so is to protect the Building and Landlord's interests. Accordingly, Tenant shall not rely upon Landlord's approvals and Landlord shall not be the guarantor of, nor responsible for, the correctness or accuracy of any such Space Plan, Final Preliminary Plans, Final Engineering Plans or Final Tenant Plans, or the compliance thereof with applicable laws, and Landlord shall incur no liability of any kind by reason of granting such approvals.

    4. PERMITS/FEES. Tenant shall be responsible, at Tenant's sole cost and expense, for obtaining all governmental approvals of the Construction Documents to the full extent necessary for the issuance of a building permit for the Tenant Improvements. Thereafter, Tenant shall also cause to be obtained all other necessary approvals and permits from all governmental agencies having authority over the construction and installation of the Tenant Improvements in accordance with the approved Construction Documents and shall undertake all steps necessary to insure that the construction of the Tenant Improvements is accomplished in strict compliance with all state or local laws, ordinances, rules and regulating applicable to such construction and the requirements and standards of any insurance underwriting board, inspecting bureau or insurance carrier insuring the Premises pursuant to the Lease. In addition, Tenant shall, at Tenant's sole cost and expense, be responsible for the payment of (i) all "impact fees" or exactions which may be imposed or assessed as a condition to the issuance of the building permit or other approvals necessary for the construction of the Tenant Improvements; and (ii) all utility hook-up fees and meter setting fees for water, sewer, gas, electric, telephone and any other utility facilities necessary for Tenant's use of the Premises; provided however, Tenant may, upon written notice to Landlord, request that all of the foregoing expenses be deducted from the Tenant Improvement Allowance. Tenant acknowledges that Tenant shall be solely responsible for investigation of all requirements necessary for obtaining a building permit for the Tenant Improvements, including, without limitation, all requirements for the payment of impact fees and exactions and utility fees and hook-up charges.

    5. CONSTRUCTION. Tenant shall employ an outside contractor or contractors of Tenant's choice ("Contractor") to construct the Tenant Improvements in substantial conformance with the Construction Documents; provided, however, that the Contractor and construction contracts between Tenant and Contractor and Tenant's subcontractors shall be subject to Landlord's prior written approval (which approval shall not be unreasonably withheld or delayed), and provided further, that the Contractor and the performance of the work shall be subject to the following conditions:

         5.1 LICENSING REQUIREMENTS/EXPERIENCE. Contractor shall be duly licensed and experienced in the construction of tenant improvements in similar office premises.

         5.1 LANDLORD'S INSPECTION RIGHTS. Landlord or Landlord's agents shall have the right to inspect the construction work to be conducted by Tenant during the progress thereof, it being the intent of the parties hereto that Landlord shall be reasonable in its inspection of the construction work conducted by Tenant and that Landlord shall recognize, to the extent commercially reasonable and practicable, the necessity of field changes based on field conditions. If Landlord shall give notice to Tenant of faulty construction or any other deviation from the Construction Documents, Tenant shall cause Contractor to promptly make corrections. However, neither the privilege herein granted to Landlord to make such inspections, nor the making of such inspections by Landlord, shall operate as wa waiver of any rights of Landlord to require good and workmanlike construction and improvements erected in accordance with the Construction Documents.

    6. TENANT IMPROVEMENT ALLOWANCE. Landlord will provide Tenant with an allowance in amount not to exceed $25,000.00 ("Tenant Improvement Allowance'). The Tenant Improvement Allowance shall include, without limitation, any and all costs of construction, materials, permits, space planning, engineering and the cost of Landlord's overhead. The Tenant Improvement Allowance shall be disbursed to Tenant only after receipt by Landlord of unconditional mechanics' lien releases and receipted bills marked "paid" (which mechanics' lien releases shall, at Landlord's option, be executed by subcontractors, labor suppliers and materialmen, as reasonably determined by Landlord, in addition to Contractor). Upon completion of the Tenant Improvements, Tenant shall provide Landlord with a copy of a Notice Of Completion, which shall have been timely recorded in the Official Records of the San Diego County Recorder. All costs in excess of the Tenant Improvement Allowance shall be the sole responsibility of Tenant. As of the date of this Agreement it is anticipated that the Tenant Improvement Allowance shall be used by Tenant for the following improvements to the
Premises: (i) painting of the Premiss with building standard paint;
(ii) installation of new building standard carpeting in the Premises; and (iii) installation of new standard wall coverings in the Premises as approved by Landlord and Tenant.

         6.1 ENGINEERING. The cost of all electrical, mechanical, and structural engineering, including all permits, licenses, and fees relative to the construction of the Tenant Improvements, if any, (including, without limitation, the fees identified in Section 4 above) shall be paid by Tenant, but may be deducted from the Tenant Improvement Allowance.

         6.2 CHANGE ORDERS. In the event that Tenant requests (in writing) any changes to the Construction Documents (each being a "Change Order"), Landlord shall not unreasonably withhold its consent to any such Change Order, provided the Change Order does not affect the structure, systems, equipment or appearance of the Premises or the Building. If such Change Orders, as approved by Landlord, increase the cost of constructing the Tenant Improvements in excess of the Tenant Improvement Allowance, Tenant shall pay such increased costs at the time of Landlord's approval of such Change Order.

         6.3 CONSTRUCTION MATERIALS. Tenant will utilize, for the construction of the Tenant Improvements, the items and materials specified in the Construction Documents. however, whenever Tenant determines in its reasonable judgment that it is not practical or efficient to use such materials, Tenant shall have the right, upon receipt of prior written approval of Landlord, which approval will not be unreasonably withheld or delayed, to substitute comparable items and materials.

         6.4 PROMPT CONSTRUCTION/GENERAL RESPONSIBILITY FOR COSTS. Tenant shall instruct Contractor to build the Tenant Improvements as soon as reasonably possible.

    7. DEFAULT. Any default by Tenant under the terms of this Agreement shall constitute an Event of Default under the Lease and shall entitle Landlord to exercise all remedies set forth in the Lease. Tenant shall have any and all rights to remedy such default pursuant to the provisions of the Lease.

    8. REASONABLE DILIGENCE. Both Landlord and Tenant agree to use reasonable diligence in performing all of their respective obligations and duties under this Agreement and in proceeding with the construction and completion of the Tenant Improvements.


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


    9. SUITE 125 IMPROVEMENTS. Concurrently with the execution of this Lease, Tenant and Citicorp Savings, a Federal Savings and Loan Association ("Citicorp") are entering into a separate sublease (the "Citicorp Sublease") for those certain premises consisting of approximately 3,471 rentable square feet located on the ground floor of the Building and designated as Suite 125 ("Suite 125"). Despite anything in this Agreement to the contrary, Landlord and Tenant agree that the Tenant Improvement Allowance may be used by Tenant for improvements to Suite 125; provided however, the construction and installation of any such improvements in Suite 125 shall be subject to all of the terms and conditions of this Agreement and, to the extent not in conflict herewith, all of the terms and conditions of the Citicorp Sublease applicable to alterations and improvements to Suite 125.

    10. CONFLICTS. In the event of any conflict between the terms of this Agreement and the Lease, the terms of this Agreement shall controls.


                        LANDLORD

                        Regents Park Financial Centre, Ltd.
                        a California limited partnership


                        By: The Lomas Santa Fe Group,
                            a California corporation
                             (General Partner)


Date: _________________      By: ___________________________
                            Name: __________________________
                            Title: _________________________


Date: _________________      By: ___________________________
                            Name: __________________________
                            Title: _________________________


                        TENANT

                        Southern California Bank
                        a California corporation


Date: _________________      By: ___________________________
                            Name: __________________________
                            Title: _________________________



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


Date: _________________      By: ___________________________
                            Name: __________________________
                            Title: _________________________



                                      EXHIBIT D

                                  GUARANTY OF LEASE

                                Intentionally Omitted



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



                                      EXHIBIT E

                                RULES AND REGULATIONS


    1. Except as specifically provided in Article 21 of the Lease to which these Rules and Regulations are attached, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of Premises without the prior written consent of Landlord if visible from outside the Premises. Landlord shall have the right to remove,a t Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved by Landlord. If Landlord objects in writing to any curtains, blinds, shades, screens or hanging plants or other similar objects attached to or used in connection with any window or door of the Premises, or placed on any windowsill, which is visible from the exterior of the Premises, Tenant shall immediately discontinue such use. Tenant shall not install or permit to be installed in the Premises any food vending or similar machines for the dispensing of food or beverages without Landlord's prior written consent. Tenant shall not use a representation (photographic or otherwise) of the Building or the Project, if any, or their name(s) in connection with Tenant's business, without Landlord's prior consent.

    2. All cleaning and janitorial services for the Building and the Premiss shall be provided exclusively through Landlord,and except with the prior written consent of Landlord, no person or persons other than those approved by Landlord shall be employed by Tenant or permitted to enter the Building for the purpose of cleaning the same.

    3. Landlord will furnish Tenant, free of charge, with two keys to each door lock int he Premises. Landlord may impose a reasonable charge for any additional keys. tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

    4. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instruction in their installation.

    5. The Building freight elevator(s) (if any) shall be available for use by all tenant sin the Building, subject to such reasonable scheduling as Landlord, in its discretion, shall deem appropriate. No equipment, materials, furniture, packages, supplies, merchandise or other property will be received in the Building or carried in the elevators except between such hours and in such elevators as may be designated by Landlord.
    Tenant's initial move in and subsequent deliveries of bulky items, such as furniture, safes and similar items shall, unless otherwise agreed in writing by Landlord, be made during the hours of 6:00 P.M. and 6:00 A.M. or on Saturday or Sunday. Deliveries during normal office hours shall be limited to


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


    normal office supplies and other small items. No deliveries shall be made which impede or interfere with other tenants or the operation of the Building.


    6. Tenant shall not place a load upon any floor of the Building or Premises which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Heavy objects shall, if considered necessary by Landlord, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight, which platforms shall be provided at Tenant's expense. The persons employed to move such equipment in or out of the Project must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Project by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.

    7. Tenant agrees to cooperate fully with Landlord to assure the most effective operation of the Building's heating and air-conditioning and to comply with any governmental energy-saving rules, laws or regulations of which Tenant has actual notice.

    8. Landlord reserves the right to exclude from the Building between the hours of 6 P.M. and 7 A.M. or such other hours as may be established from time to time by Landlord, and on Sundays and Legal Holidays, any person unless that person is known to the person or employee in charge of the Building and has a pass or is properly identified. Tenant shall be responsible for all persons for whom it requests passes and shall be liable to Landlord for all acts of such persons. Landlord shall not be liable for damages for any error with regard to the admission to or exclusion from the Building of any person.

    9. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

    10. Tenant shall not sell, or permit the sale at retail, of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise to the general public in or on the Premises. Tenant shall not make any room-to-room solicitation of business from other tenants in th Project. Canvassing, soliciting and distribution of handbills or any other written material, and peddling in the Project are prohibited, and Tenant shall cooperate to prevent such activities.

    11. Tenant shall not install any radio or television antenna, loudspeaker or other devices on the roof or exterior walls of the Project nor shall Tenant install any exterior lighting, amplifiers or similar devices or use in or about the Premises any advertising medium which may be heard or seen outside the Premises, such as flashing lights, searchlights, loudspeakers, phonographs or radio broadcasts. Tenant shall not interfere with radio or television broadcasting or reception from or in the Project or elsewhere.


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


    12. Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the Premises or any part thereof, except in accordance with normal decorating practices. Landlord reserves the right to direct electricians as to where and how telephone and telegraph wires are to be introduced to the Premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

    13. Tenant shall store all its trash and garbage within its Premises or in other facilities provided by Landlord. Tenant shall not place in any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

    14. The Premises shall not be used for the storage of merchandise held for sale to the general public, or for lodging or for manufacturing of any kind, nor shall the Premises be used for any improper, immoral or objectionable purpose. No cooking shall be permitted on the Premises without Landlord's consent, except that use by Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages or use of microwave ovens for employee use shall be permitted,d provided that such equipment and use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

    15. Requests by Tenant relating to the performance of Landlord's maintenance obligations under this Lease will be attended to only upon appropriate application to the Building or Project management office (as appropriate) by an authorized representative of Tenant whose identity shall be designated to Landlord in writing. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any office without specific instructions from Landlord.

    16. Landlord may waive any or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building or Project. Landlord reserves the right to make such other an reasonable and nondiscriminatory Rules and Regulations as, in its judgment, may from time to time be needed for safety and security, for care and cleanliness of the Project and for the preservation of good order therein.


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



                                      EXHIBIT F

                                    SIGN CRITERIA

                                    (See Attached)

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- --------------------------------------------------------------------------------



                      REGENTS PARK FINANCIAL CENTRE OFFICE LEASE

                                       between

                         Regents Park Financial Centre, Ltd.,
                           a California limited partnership
                                      (LANDLORD)


                                         and


                              Southern California Bank,
                               a California corporation
                                       (TENANT)


                               Date:  October 25, 1995


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


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